As filed with the Securities and Exchange Commission on April 25, 2002

Registration No. 333-05265 and 811-07655

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.

Post-Effective Amendment No. 11

and/or

REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 14
(Check appropriate box or boxes)

DRIEHAUS MUTUAL FUNDS
(Exact Name of Registrant as Specified in Charter)
25 EAST ERIE STREET
CHICAGO, ILLINOIS 60611
(Address of Principal Executive Offices, including Zip Code)
MARY H. WEISS, GENERAL COUNSEL
DRIEHAUS CAPITAL MANAGEMENT, INC.
25 E. ERIE STREET
CHICAGO, ILLINOIS 60611
(Name and Address of Agent for Service)

COPY TO:

CATHY G. O’KELLY
VEDDER, PRICE, KAUFMAN & KAMMHOLZ
222 NORTH LASALLE STREET
CHICAGO, ILLINOIS 60601

It is proposed that this filing will become effective (check appropriate box):

Immediately upon filing pursuant to paragraph (b)
On May 1, 2002 pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a) (1)
On (date) pursuant to paragraph (a) (1)
75 days after filing pursuant to paragraph (a) (2)
On (date) pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
May 1, 2002

25 East Erie Street
Chicago, Illinois 60611
1-800-560-6111

Driehaus International Growth Fund

Driehaus International Discovery Fund

Driehaus European Opportunity Fund

Driehaus Asia Pacific Growth Fund

Driehaus Emerging Markets Growth Fund

Distributed by:
Driehaus Securities Corporation

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful and complete. Any representation to the contrary is a criminal offense.

Overview
Driehaus International Growth Fund Summary
Driehaus International Discovery Fund Summary
Driehaus European Opportunity Fund Summary
Driehaus Emerging Markets Growth Fund Summary
The Funds
Investment Philosophy
Investment Objectives and Principal Investment Strategies
Related Risks
Portfolio Investments and Other Risk Considerations
Management of the Funds
Shareholder Information
Net Asset Value
Opening an Account
How to Purchase Shares
General Purchase Information
How to Redeem Shares
General Redemption Information
Shareholder Services and Policies
Dividend and Account Policies
Distributions and Taxes
GENERAL INFORMATION AND HISTORY
PORTFOLIO INVESTMENTS AND RISK CONSIDERATIONS
INVESTMENT RESTRICTIONS
PURCHASES AND REDEMPTIONS
NET ASSET VALUE
MANAGEMENT
COMPENSATION OF TRUSTEES
TRUSTEES’ OWNERSHIP OF FUND SHARES
PRINCIPAL SHAREHOLDERS
HOLDINGS IN CERTAIN AFFILIATES OF THE ADVISER
INVESTMENT ADVISORY SERVICES
DISTRIBUTOR
ADMINISTRATOR
CUSTODIAN
TRANSFER AGENT
INDEPENDENT PUBLIC ACCOUNTANTS
PORTFOLIO TRANSACTIONS
ADDITIONAL INCOME TAX CONSIDERATIONS
INVESTMENT PERFORMANCE
TAX-DEFERRED INVESTMENT VS. TAXABLE INVESTMENT
APPENDIX — RATINGS
Amendment to Transfer Agency Agreement
Opin & Consent of Vedder,Price,Kaufman & Kammholz
Consent of Independent Accountants
Revised Code of Ethics

Overview	1
Driehaus International Growth Fund Summary	2
Driehaus International Discovery Fund Summary	6
Driehaus European Opportunity Fund Summary	10
Driehaus Asia Pacific Growth Fund Summary	14
Driehaus Emerging Markets Growth Fund Summary	18
The Funds	22
Investment Philosophy	22
Investment Objectives and Principal Investment Strategies	22
Driehaus International Growth Fund	22
Driehaus International Discovery Fund	23
Driehaus European Opportunity Fund	23
Driehaus Asia Pacific Growth Fund	24
Driehaus Emerging Markets Growth Fund	25
Related Risks	25
Portfolio Investments and Other Risk Considerations	27
Management of the Funds	31
Shareholder Information	33
Net Asset Value	33
Opening an Account	33
How to Purchase Shares	34
General Purchase Information	35
How to Redeem Shares	35
General Redemption Information	36
Shareholder Services and Policies	37
Dividend and Account Policies	38
Distributions and Taxes	38

Overview

Goal of the Driehaus Mutual Funds

Each of the Driehaus Mutual Funds strives to increase the value of your investment (capital appreciation). In other words, each Fund tries to buy stocks with a potential to appreciate in price. Each Fund has its own strategy for achieving this goal with a related risk/return profile but employs common growth techniques. Because stock markets in general, and the individual securities purchased by the Funds, go down in price as well as up, you may lose money investing in these Funds. The Funds are specialized investment vehicles and should be used as part of your overall investment strategy to diversify your holdings. So please review all the disclosure information carefully.

Who May Want To Invest In The Funds

These international growth funds may be an appropriate investment if you:

•	Want to diversify your portfolio of domestic investments into international stocks
•	Are not looking for current income
•	Are prepared to receive taxable long-term and short-term capital gains
•	Are willing to accept higher short-term risk in exchange for potential higher long-term returns
•	Want to complement your U.S. holdings through equity investments in countries outside the United States
•	Can tolerate the increased price volatility, currency fluctuations and other risks associated with aggressive growth style investing and investing in non-U.S. securities
•	Are investing with long-term goals in mind (such as retirement or funding a child’s education, which may be many years in the future)

The Driehaus Mutual Funds Adviser

Each of the Driehaus Mutual Funds is managed by Driehaus Capital Management, Inc. (the “Adviser”), a registered investment adviser founded in 1982. As of March 31, 2002, the Adviser managed approximately $3.2 billion.

Investment Philosophy

The Adviser believes that over time revenue and earnings growth are the primary determinants of equity valuations. Accordingly, the Adviser concentrates its investments in companies which have demonstrated the ability to rapidly increase sales and earnings, as well as the potential for continued growth in the future. The Adviser evaluates the earnings quality of such companies to determine whether current earnings might indicate future results. In addition, the Adviser may analyze a foreign firm’s value in relation to a domestic firm’s value. Factors such as strong company earnings reports, increased order backlogs, new product introductions, and industry developments alert the Adviser to potential investments. The Adviser combines this information with its own technical analyses to reach an overall determination about the attractiveness of specific securities. To a lesser extent, the Adviser also uses macroeconomics or country-specific analyses. While the Adviser seeks companies that have demonstrated superior earnings growth, the Adviser may also purchase the stock of companies based on the expectation of capital appreciation where there is no demonstrable record of earnings growth or increasing sales. This investment philosophy results in high portfolio turnover. High portfolio turnover in any year may result in payment by a Fund of above-average amounts of transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains.

Fund Distributions

The Funds intend to pay dividends, if any, at least annually. Such distributions can consist of both ordinary income and any realized capital gains. Unless you are purchasing fund shares through a tax-exempt or tax-deferred account (such as an IRA), buying fund shares at a time when the Fund has substantial recognized or unrecognized gains can cost you money in taxes. To avoid “buying a dividend,” check a Fund’s distribution schedule before you invest. On a continuing basis, due to high portfolio turnover generated by the Funds, a greater percentage of capital gains may be paid each year by a Fund with a significant percentage of the dividend constituting short-term capital gains which are taxed at ordinary income tax rates. You should consult your tax adviser regarding your tax situation.

Driehaus International Growth Fund Summary

Goal and Strategy

The Driehaus International Growth Fund seeks to maximize capital appreciation. To do so, the Fund invests in the stocks of foreign companies. Under normal market conditions, the Fund invests substantially all (no less than 65%) of its assets in at least three countries other than the United States. The Fund may invest a substantial portion of its assets in emerging markets from time to time.

The Fund uses a growth style of investment by investing in stocks which the Adviser believes have some or all of the following characteristics:

•	Dominant products or market niches
•	Improved sales outlook or opportunities
•	Demonstrated sales growth and earnings
•	Cost restructuring programs which are expected to positively affect company earnings
•	Increased order backlogs, new product introductions, or industry developments which are expected to positively affect company earnings

The Adviser also considers macroeconomic information and technical information in evaluating stocks and countries for investment.

Portfolio Securities

The Fund invests primarily in the equity securities of foreign companies. In general, the Fund invests in companies with market capitalization of over $1.5 billion and will not invest in securities of issuers with market capitalizations of less than $200 million.

Principal Risk Factors

The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund. In addition, this is an international fund and, therefore, all the risks of foreign investment are present:

•	Less liquidity
•	Greater volatility
•	Political instability
•	Restrictions on foreign investment and repatriation of capital
•	Less complete and reliable information about foreign companies
•	Reduced government supervision of some foreign securities markets
•	Lower responsiveness of foreign management to shareholder concerns
•	Foreign economic problems like the Asian and Emerging Market crises of 1998
•	Fluctuation in exchange rates of foreign currencies and risks of devaluation
•	The uncertainty associated with the long-term acceptance of the “Euro” and the monetary union
•	Emerging market risk such as limited trading volume, expropriation, devaluation or other adverse political or social developments

This is a nondiversified fund; compared to other funds, this Fund may invest a greater percentage of assets in a particular issuer or a small number of issuers. As a consequence, the Fund may be subject to greater risks and larger losses than diversified funds. In addition, from time to time this Fund may have significant weightings in particular sectors, which may subject the Fund to greater risks than less sector-concentrated funds.

Driehaus International Growth Fund

Performance

The Fund’s returns will vary, and you could lose money. The information below provides an illustration of how the Fund’s performance has varied over time and gives some indication of the risks of an investment in the Fund by showing changes in the Fund’s performance from year-to-year and by comparing the Fund’s average annual total returns with three broad measures of market performance and an index of funds with investment objectives similar to those of the Fund. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Annual Returns for the years ended December 31*

During the periods shown in the bar chart, the highest return for a quarter was 66.38% (quarter ended 12/31/99) and the lowest return for a quarter was -20.80% (quarter ended 03/31/01).

					Including Predecessor
	Fund Only				Partnership

			Since			Since
			Inception			Inception
			(10/28/96 -			(7/1/90 -
Average Annual Total Returns as of December 31, 2001	1 Year	5 Years	12/31/01)		10 Years	12/31/01)
(data includes reinvestment of dividends)
Driehaus International Growth Fund
Return Before Taxes	-31.33%	3.65%	4.13%		11.10%*	10.42%*
Return After Taxes on Distributions	-31.36%	-0.22%	0.38%		N/A**	N/A**
Return After Taxes on Distributions and Sale of Fund Shares	-19.08%	1.99%	2.41%		N/A**	N/A**
MSCI EAFE® Index*** (reflects no deduction for fees, expenses, or taxes)	-21.44%	0.89%	1.65%	(a)	4.46%	3.65%
MSCI EAFE® Growth Index**** (reflects no deduction for fees, expenses, or taxes)	-24.58%	-1.66%	-1.16%	(a)	1.89%	1.66%
MSCI AC World Free Ex US Index***** (reflects no deduction for fees, expenses, or taxes)	-19.50%	0.89%	1.37%	(a)	4.61%	3.99%
Lipper International Fund Index****** (reflects no deduction for taxes)	-19.33%	2.76%	3.76%	(a)	6.67%	5.46%

     *  The Driehaus International Growth Fund performance data shown above includes the performance of the Driehaus International Large Cap Fund, L.P. (the “Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Partnership, which was established on July 1, 1990, was managed following substantially the same objective, policies and philosophies as are currently followed by the Driehaus International Growth Fund, successor to the Partnership’s assets on October 28, 1996. The Partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Partnership’s performance has been restated to reflect estimated expenses of the Fund.

    **  After-tax performance returns are not included for the periods that include the predecessor Partnership. The Partnership was not a regulated investment company and therefore did not distribute current or accumulated earnings or profits. If taxes paid on allocable gains or income were taken into account, the 10-year and since-inception after-tax returns may have been substantially lower than the pre-tax returns.

   ***  The Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE® Index) is a widely recognized benchmark of non-U.S. stock markets. It is an unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

  ****  The Morgan Stanley Capital International Europe, Australia and Far East Growth Index (MSCI EAFE® Growth Index) is a widely recognized benchmark of non-U.S. growth stock markets. It is an unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. The MSCI EAFE® Growth Index has been added as a comparison of the Fund’s growth-oriented investment style.

 *****  The Morgan Stanley Capital International All Country World Free Ex US Index (MSCI AC World Free Ex US Index) is a recognized benchmark of non-U.S. stock markets. It is an unmanaged index composed of a sample of companies representative of the market structure of 49 countries. The MSCI AC World Free Ex US Index, when including or excluding securities, takes into account any limitations that an international investor would experience when investing directly in such securities. The MSCI AC World Free Ex US Index has been added as a wider cross section of the marketplace in which the Fund invests than the MSCI EAFE® Index.

******  The Lipper International Fund Index is an equally-weighted managed index of the 30 largest qualifying international funds that invest in securities with primary trading markets outside of the United States.

(a)     Covers period from November 1, 1996 through December 31, 2001.

Driehaus International Growth Fund

Investor Expenses

Shareholder Fees. All Driehaus Mutual Funds are no-load investments, so you will not pay any shareholder fees (such as sales loads) when you buy or sell shares of the Fund unless you sell your shares within 60 days after purchase, as described in the table below. There is a $25 charge for payments of redemption proceeds by wire (which may be waived for certain financial institutions, however, certain financial institutions may charge an account-based service fee).

Annual Fund Operating Expenses are paid out of the Fund’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee* (as a % of amount redeemed)	2.00%
Exchange Fee	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee	1.50%
Other Expenses	0.38%

Total Annual Fund Operating Expenses	1.88%†

 * The redemption fee was adopted by the Fund’s Board of Trustees on June 28, 2000, for shares redeemed within 60 days of purchase, for shares purchased after July 31, 2000.

 † Beginning August 29, 2001, the Fund participated in a commission recapture program by directing certain portfolio trades to brokers who have agreed to rebate, to the Fund, a portion of the commissions generated. For the year ended December 31, 2001, these rebates were used to pay certain Fund expenses, which ultimately reduced the Fund’s “Total Annual Fund Operating Expenses” to 1.87%.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$193	$596	$1,025	$2,217

Financial Highlights — Driehaus International Growth Fund

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

							For the period
				For the four			from the
				month period			commencement
	For the year	For the year	For the year	September 1,		For the year	of operations
	ended	ended	ended	1998 through		ended	October 28, 1996
	December 31,	December 31,	December 31,	December 31,		August 31,	through
	2001	2000	1999	1998		1998	August 31, 1997

Net asset value, beginning of period	$9.81	$21.13	$11.55	$12.39		$11.90	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.03)	(0.13)	(0.13)	(0.04)		(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments	(3.04)	(6.88)	11.31	(0.25)		1.77	1.95

Total income (loss) from investment operations	(3.07)	(7.01)	11.18	(0.29)		1.70	1.90

LESS DISTRIBUTIONS:
Dividends from net investment income	—	—	—	—		—	—
Distributions from capital gains	(0.01)	(4.31)	(1.60)	(0.55)		(1.21)	—

Total distributions	(0.01)	(4.31)	(1.60)	(0.55)		(1.21)	—

Net asset value, end of period	$6.73	$9.81	$21.13	$11.55		$12.39	$11.90

Total Return	(31.33)%	(33.53)%	98.94%	(2.04	)%**	16.50%	19.00	%**
RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$170,227	$284,059	$466,571	$223,831		$229,088	$180,545
Ratio of expenses before fees paid indirectly to average net assets	1.88%	1.78%	1.82%	2.00	%*	1.88%	2.11	%*+
Ratio of net expenses to average net assets	1.87%#	1.78%	1.82%	2.00	%*	1.88%	2.11	%*+
Ratio of net investment loss to average net assets	(0.35)%#	(0.92)%	(1.03)%	(1.46	)%*	(0.54)%	(0.67	)%*+
Portfolio turnover	535.69%	404.21%	273.64%	116.28	%**	219.78%	380.02	%**
Annualized portfolio turnover	535.69%	404.21%	273.64%	347.89%		219.78%	450.35%

*	Annualized

**	Not Annualized

+ Such ratios are after transfer agent waivers. PFPC Inc., the transfer agent, waived a portion of its fee for the first ten months of the Fund’s operations.

# Such ratios are net of fees paid indirectly through a commission recapture program.

Driehaus International Discovery Fund Summary

Goal and Strategy

The Driehaus International Discovery Fund seeks to maximize capital appreciation. To do so, the Fund generally invests in the stocks of small foreign companies with market capitalizations of less than $1.5 billion. Under normal market conditions, the Fund invests substantially all (no less than 65%) of its assets in at least three different countries other than the United States. The Fund may invest a substantial portion of its assets in emerging markets from time to time.

The Fund uses a growth style of investment by investing in stocks which the Adviser believes have some or all of the following characteristics:

•	Dominant products or market niches
•	Improved sales outlook or opportunities
•	Demonstrated sales growth and earnings
•	Cost restructuring programs which are expected to positively affect company earnings
•	Increased order backlogs, new product introductions, or industry developments which are expected to positively affect company earnings

The Adviser also considers macroeconomic information and technical information in evaluating stocks and countries for investment.

Portfolio Securities

In general, the Fund invests in the equity securities of small foreign companies with market capitalization of less than $1.5 billion. The Fund may invest in companies with limited operating histories.

Principal Risk Factors

The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund. In addition, this is an international fund and, therefore, all the risks of foreign investment are present:

•	Less liquidity
•	Greater volatility
•	Political instability
•	Restrictions on foreign investment and repatriation of capital
•	Less complete and reliable information about foreign companies
•	Reduced government supervision of some foreign securities markets
•	Lower responsiveness of foreign management to shareholder concerns
•	Foreign economic problems like the Asian and Emerging Market crises of 1998
•	Fluctuation in exchange rates of foreign currencies and risks of devaluation
•	The uncertainty associated with the long-term acceptance of the “Euro” and the monetary union
•	Emerging market risk such as limited trading volume, expropriation, devaluation or other adverse political or social developments

Some emerging markets have experienced currency crises, and there is some risk of future crises. Past crises have caused some countries to institute currency reform measures which inhibit the free flow of currency out of their country. The Fund invests in companies that are smaller, less established, with less liquid markets for their stock and therefore may be riskier investments.

This is a nondiversified fund; compared to other funds, this Fund may invest a greater percentage of assets in a particular issuer or a small number of issuers. As a consequence, the Fund may be subject to greater risks and larger losses than diversified funds. In addition, from time to time this Fund may have significant weightings in particular sectors, which may subject the Fund to greater risks than less sector-concentrated funds.

Driehaus International Discovery Fund

Performance

The Fund’s returns will vary, and you could lose money. The information below provides an illustration of how the Fund’s performance has varied over time, and gives some indication of the risks of an investment in the Fund by showing changes in the Fund’s performance from year-to-year and by comparing the Fund’s average annual total returns with three broad measures of market performance and an index of funds with investment objectives similar to those of the Fund. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Annual Returns for the years ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 89.29% (quarter ended 12/31/99) and the lowest return for a quarter was -17.52% (quarter ended 9/30/01).

		Since
		Inception
		(12/31/98 -
Average Annual Total Returns as of December 31, 2001	1 Year	12/31/01)
(data includes reinvestment of dividends)
Driehaus International Discovery Fund
Return Before Taxes	-14.36%	33.57%
Return After Taxes on Distributions	-14.36%	31.17%
Return After Taxes on Distributions and Sale of Fund Shares	-8.74%	27.03%
MSCI EAFE® Index* (reflects no deduction for fees, expenses, or taxes)	-21.44%	-5.05%
MSCI EAFE® Growth Index** (reflects no deduction for fees, expenses, or taxes)	-24.58%	-9.67%
MSCI AC World Free Ex US Index*** (reflects no deduction for fees, expenses, or taxes)	-19.50%	-3.63%
Lipper International Small Cap Fund Index**** (reflects no deduction for taxes)	-17.87%	4.58%

   * The Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE® Index) is a widely recognized benchmark of non-U.S. stock markets. It is an unmanaged index of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

  ** The Morgan Stanley Capital International Europe, Australia and Far East Growth Index (MSCI EAFE® Growth Index) is a widely recognized benchmark of non-U.S. growth stock markets. It is an unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. The MSCI EAFE® Growth Index has been added as a comparison of the Fund’s growth-oriented investment style.

 *** The Morgan Stanley Capital International All Country World Free Ex US Index (MSCI AC World Free Ex US Index) is a widely recognized benchmark of non-U.S. stock markets. It is an unmanaged index composed of a sample of companies representative of the market structure of 49 countries. The MSCI AC World Free Ex US Index, when including or excluding securities, takes into account any limitations that an international investor would experience when investing directly in such securities. The MSCI AC World Free Ex US Index has been added as a wider cross section of the marketplace in which the Fund invests than the MSCI EAFE® Index.

**** The Lipper International Small Cap Fund Index is an equally-weighted managed index of the 10 largest qualifying funds that invest at least 65% of assets in equity securities of non-United States companies with a market capitalization of less than $1 billion at time of purchase.

Driehaus International Discovery Fund

Investor Expenses

Shareholder Fees. All Driehaus Mutual Funds are no-load investments, so you will not pay any shareholder fees (such as sales loads) when you buy or sell shares of the Fund unless you sell your shares within 60 days after purchase, as described in the table below. There is a $25 charge for payments of redemption proceeds by wire (which may be waived for certain financial institutions, however, certain financial institutions may charge an account-based service fee).

Annual Fund Operating Expenses are paid out of the Fund’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee* (as a % of amount redeemed)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee	1.50%
Other Expenses	0.93%

Total Annual Fund Operating Expenses	2.43%
Fees Waived and Reimbursed	(0.09)%

Net Expenses	2.34	%**†

 * The redemption fee was adopted by the Fund’s Board of Trustees on June 28, 2000, for shares redeemed within 60 days of purchase, for shares purchased after July 31, 2000.

** For the period through June 30, 2002, the Fund will be reimbursed for expenses exceeding a 2.40% expense cap. The Fund will be reimbursed, from July 1, 2002 through June 30, 2003, for total expenses (reduced by amounts from commission recapture programs that are applied to pay Fund expenses) exceeding a 2.40% expense cap.

 † Beginning August 29, 2001, the Fund participated in a commission recapture program by directing certain portfolio trades to brokers who have agreed to rebate, to the Fund, a portion of the commissions generated. For the year ended December 31, 2001, these rebates were used to pay certain Fund expenses, which ultimately reduced the Fund’s “Total Annual Fund Operating Expenses” to 2.31%.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years

$246	$763	$1,307	$2,789

Financial Highlights — Driehaus International Discovery Fund

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

	For the year		For the year	For the year
	ended		ended	ended
	December 31, 2001		December 31, 2000	December 31, 1999

Net asset value, beginning of period	$24.17		$28.25	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.24)		(0.23)	(0.17)
Net realized and unrealized gain (loss) on investments	(3.23)		(2.95)	21.14

Total income (loss) from investment operations	(3.47)		(3.18)	20.97

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—	—
Distributions from capital gains	—		(0.90)	(2.72)

Total distributions	—		(0.90)	(2.72)

Net asset value, end of period	$20.70		$24.17	$28.25

Total Return	(14.36)%		(11.29)%	213.65%
RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$44,847		$51,405	$26,242
Ratio of expenses before fees paid indirectly to average net assets	2.34	%+	2.10%+	2.43%+
Ratio of net expenses to average net assets	2.31	%+#	2.10%+	2.43%+
Ratio of net investment loss to average net assets	(1.12	)%+#	(0.85)%+	(1.60)%+
Portfolio turnover	612.64%		407.96%	267.86%

+ Such ratios are after administrative agent and transfer agent waivers and adviser expense reimbursements, when applicable. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees from December 31, 1998 (commencement of operations) through December 31, 2001. The adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) will not exceed the Fund’s operating expense cap for the first forty-two months of its operations. For the period from December 31, 1998 (the commencement of operations) through May 31, 1999 the Fund’s operating expense cap was 2.50% of average net assets. For the period June 1, 1999 through June 30, 2002 the operating expense cap has been reduced to 2.40% of average net assets. For the period July 1, 2002 through June 30, 2003, the Fund will be reimbursed for total expenses (reduced by amounts from commission recapture programs that are applied to pay Fund expenses) exceeding a 2.40% expense cap.

# Such ratios are net of fees paid indirectly through a commission recapture program.

Driehaus European Opportunity Fund Summary

Goal and Strategy

The Driehaus European Opportunity Fund seeks to maximize capital appreciation. To do so, the Fund invests in the stocks of European companies. Under normal circumstances, the Fund invests substantially all (no less than 80%) of its net assets, plus the amount of any borrowings for investment purposes, in investments in Europe. The Fund may invest a substantial portion of its assets in emerging markets.

The Fund uses a growth style of investment by investing in stocks which the Adviser believes have some or all of the following characteristics:

•	Dominant products or market niches
•	Improved sales outlook or opportunities
•	Demonstrated sales growth and earnings
•	Cost restructuring programs which are expected to positively affect company earnings
•	Increased order backlogs, new product introductions, or industry developments which are expected to positively affect company earnings

The Adviser also considers macroeconomic information and technical information in evaluating stocks and countries for investment.

Portfolio Securities

The Fund invests primarily in the equity securities of European companies. The Fund may invest in companies with limited operating histories.

Principal Risk Factors

The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund. In addition, this is an international fund and, therefore, all the risks of foreign investment are present:

•	Less liquidity
•	Greater volatility
•	Political instability
•	Restrictions on foreign investment and repatriation of capital
•	Less complete and reliable information about foreign companies
•	Reduced government supervision of some foreign securities markets
•	Lower responsiveness of foreign management to shareholder concerns
•	Foreign economic problems like the Asian and Emerging Market crises of 1998
•	Fluctuation in exchange rates of foreign currencies and risks of devaluation
•	The uncertainty associated with the long-term acceptance of the “Euro” and the monetary union
•	Emerging market risk such as limited trading volume, expropriation, devaluation or other adverse political or social developments

This is a nondiversified fund; compared to other funds, this Fund may invest a greater percentage of assets in a particular issuer or a small number of issuers. As a consequence, the Fund may be subject to greater risks and larger losses than diversified funds. In addition, from time to time this Fund may have significant weightings in particular sectors, which may subject the Fund to greater risks than less sector-concentrated funds.

Driehaus European Opportunity Fund

Performance

The Fund’s returns will vary, and you could lose money. The information below provides an illustration of how the Fund’s performance has varied over time, and gives some indication of the risks of an investment in the Fund by showing changes in the Fund’s performance from year-to-year and by comparing the Fund’s average annual total returns with a broad measure of market performance and an index of funds with investment objectives similar to those of the Fund. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Annual Returns for the years ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 117.31% (quarter ended 12/31/99) and the lowest return for a quarter was -20.15% (quarter ended 03/31/01).

		Since
		Inception
		(12/31/98 -
Average Annual Total Returns as of December 31, 2001	1 Year	12/31/01)
(data includes reinvestment of dividends)
Driehaus European Opportunity Fund
Return Before Taxes	-21.56%	26.83%
Return After Taxes on Distributions	-21.56%	26.51%
Return After Taxes on Distributions and Sale of Fund Shares	-13.13%	22.22%
MSCI Europe Index* (reflects no deduction for fees, expenses, or taxes)	-19.90%	-5.26%
Lipper European Region Fund Index** (reflects no deduction for taxes)	-22.67%	-1.33%

 * The Morgan Stanley Capital International Europe Index (MSCI Europe Index) is a recognized benchmark of European stock markets. It is an unmanaged index of a sample of companies representative of the market structure of 15 European countries.

** The Lipper European Region Fund Index is an equally-weighted managed index of the 30 largest qualifying funds that invest in equity securities with primary trading markets or operations concentrated in the European region or a single country within this region.

Driehaus European Opportunity Fund

Investor Expenses

Shareholder Fees. All Driehaus Mutual Funds are no-load investments, so you will not pay any shareholder fees (such as sales loads) when you buy or sell shares of the Fund unless you sell your shares within 60 days after purchase, as described in the table below. There is a $25 charge for payments of redemption proceeds by wire (which may be waived for certain financial institutions, however, certain financial institutions may charge an account-based service fee).

Annual Fund Operating Expenses are paid out of the Fund’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee* (as a % of amount redeemed)	2.00%
Exchange Fee	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee	1.50%
Other Expenses	1.32%

Total Annual Fund Operating Expenses	2.82%
Fees Waived and Reimbursed	(0.72)%

Net Expenses	2.10	%**†

 * The redemption fee was adopted by the Fund’s Board of Trustees on June 28, 2000, for shares redeemed within 60 days of purchase, for shares purchased after July 31, 2000.

** For the period through June 30, 2002, the Fund will be reimbursed for expenses exceeding a 2.10% expense cap. The Fund will be reimbursed from July 1, 2002 through June 30, 2003, for total expenses (reduced by amounts from commission recapture programs that are applied to pay Fund expenses) exceeding the 2.10% expense cap.

 † Beginning August 29, 2001, the Fund participated in a commission recapture program by directing certain portfolio trades to brokers who have agreed to rebate, to the Fund, a portion of the commissions generated. For the year ended December 31, 2001, these rebates were used to pay certain Fund expenses, which ultimately reduced the Fund’s “Total Annual Fund Operating Expenses” to 2.07%.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except for one year of net expenses in each period). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$215	$816	$1,443	$3,128

Financial Highlights — Driehaus European Opportunity Fund

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

	For the year		For the year	For the year
	ended		ended	ended
	December 31, 2001		December 31, 2000	December 31, 1999

Net asset value, beginning of period	$25.51		$26.99	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.09)		(0.39)	(0.11)
Net realized and unrealized gain (loss) on investments	(5.41)		(0.60)	17.10

Total income (loss) from investment operations	(5.50)		(0.99)	16.99

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—	—
Distributions from capital gains	—		(0.49)	—

Total distributions	—		(0.49)	—

Net asset value, end of period	$20.01		$25.51	$26.99

Total Return	(21.56)%		(3.64)%	169.90%
RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$25,512		$42,099	$21,997
Ratio of expenses before fees paid indirectly to average net assets	2.10	%+	2.04%+	2.10	%+
Ratio of net expenses to average net assets	2.07	%+#	2.04%+	2.10	%+
Ratio of net investment loss to average net assets	(0.40	)%+#	(1.21)%+	(1.26	)%+
Portfolio turnover	587.41%		500.76%	214.90%

+ Such ratios are after administrative agent and transfer agent waivers and adviser expense reimbursements, when applicable. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees from December 31, 1998 (commencement of operations) through December 31, 2001. The adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) will not exceed the Fund’s operating expense cap for the first forty-two months of its operations. For the period from December 31, 1998 (the commencement of operations) through June 30, 2002 the Fund’s operating expense cap will be 2.10% of average net assets. For the period July 1, 2002 through June 30, 2003, the Fund will be reimbursed for total expenses (reduced by amounts from commission recapture programs that are applied to pay Fund expenses) exceeding a 2.10% expense cap.

# Such ratios are net of fees paid indirectly through a commission recapture program.

Driehaus Asia Pacific Growth Fund Summary

Goal and Strategy

The Driehaus Asia Pacific Growth Fund seeks to maximize capital appreciation. To do so, the Fund invests in the stocks of Asia Pacific companies. Under normal circumstances, the Fund invests substantially all (no less than 80%) of its net assets, plus the amount of any borrowings for investment purposes, in investments in the Asia Pacific region. The Fund invests a substantial portion of its assets in emerging markets.

The Fund uses a growth style of investment by investing in stocks which the Adviser believes have some or all of the following characteristics:

•	Dominant products or market niches
•	Improved sales outlook or opportunities
•	Demonstrated sales growth and earnings
•	Cost restructuring programs which are expected to positively affect company earnings
•	Increased order backlogs, new product introductions, or industry developments which are expected to positively affect company earnings

The Adviser also considers macroeconomic information and technical information in evaluating stocks and countries for investment. The Adviser also evaluates what trends are occurring in the U.S. and seeks to find companies in Asia that can capitalize on introducing these products in Asia.

Portfolio Securities

The Fund invests primarily in the equity securities of Asia Pacific companies. The Fund may invest in companies with limited operating histories.

Principal Risk Factors

The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund. In addition, this is an international fund and, therefore, all the risks of foreign investment are present:

•	Less liquidity
•	Greater volatility
•	Political instability
•	Restrictions on foreign investment and repatriation of capital
•	Less complete and reliable information about foreign companies
•	Reduced government supervision of some foreign securities markets
•	Lower responsiveness of foreign management to shareholder concerns
•	Foreign economic problems like the Asian and Emerging Market crises of 1998
•	Fluctuation in exchange rates of foreign currencies and risks of devaluation
•	Emerging market risk such as limited trading volume, expropriation, devaluation or other adverse political or social developments

This is a nondiversified fund; compared to other funds, this Fund may invest a greater percentage of assets in a particular issuer or a small number of issuers. As a consequence, the Fund may be subject to greater risks and larger losses than diversified funds. In addition, from time to time this Fund may have significant weightings in particular sectors, which may subject the Fund to greater risks than less sector-concentrated funds.

Driehaus Asia Pacific Growth Fund

Performance

The Fund’s returns will vary, and you could lose money. The information below provides an illustration of how the Fund’s performance has varied over time and gives some indication of the risks of an investment in the Fund by showing changes in the Fund’s performance from year-to-year and by comparing the Fund’s average annual total returns with a broad measure of market performance and an index of funds with investment objectives similar to those of the Fund. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Annual Returns for the years ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 64.47% (quarter ended 12/31/99) and the lowest return for a quarter was -19.95% (quarter ended 06/30/00).

		Since
		Inception
		(12/31/97 -
Average Annual Total Returns as of December 31, 2001	1 Year	12/31/01)
(data includes reinvestment of dividends)
Driehaus Asia Pacific Growth Fund
Return Before Taxes	-19.54%	19.53%
Return After Taxes on Distributions	-20.08%	15.34%
Return After Taxes on Distributions and Sale of Fund Shares	-11.38%	14.93%
MSCI All Country Asia Pacific Free Index* (reflects no deduction for fees, expenses or taxes)	-20.73%	-2.04%
Lipper Pacific Region Fund Index** (reflects no deduction for taxes)	-17.88%	-1.99%

   The Fund’s performance has previously been compared to the Morgan Stanley Capital International All Country Asia Pacific Index. This index has been discontinued by Morgan Stanley because it was comprised of securities regardless of any restrictions a foreign investor who wished to invest directly in those securities would face. Morgan Stanley replaced this index with the Morgan Stanley Capital International All Country Asia Pacific Free Index which, when including or excluding securities, takes into account any limitations that an international investor would experience when investing directly in such securities.

 * The Morgan Stanley Capital International All Country Asia Pacific Free Index (MSCI All Country Asia Pacific Free Index) is a recognized benchmark of Asian and Pacific Basin stock markets. It is an unmanaged index of a sample of companies representative of the market structure of 15 Asian and Pacific Basin countries.

** The Lipper Pacific Region Fund Index is an equally-weighted managed index of the 10 largest qualifying funds that invest in securities with primary trading markets concentrated in the Western Pacific Basin or a single country within this region.

Driehaus Asia Pacific Growth Fund

Investor Expenses

Shareholder Fees. All Driehaus Mutual Funds are no-load investments, so you will not pay any shareholder fees (such as sales loads) when you buy or sell shares of the Fund unless you sell your shares within 60 days after purchase, as described in the table below. There is a $25 charge for payments of redemption proceeds by wire (which may be waived for certain financial institutions, however, certain financial institutions may charge an account-based service fee).

Annual Fund Operating Expenses are paid out of the Fund’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee* (as a % of amount redeemed)	2.00%
Exchange Fee	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee	1.50%
Other Expenses	1.98%

Total Annual Fund Operating Expenses	3.48%
Fees Waived and Reimbursed	(0.98)%

Net Expenses	2.50	%** †

 * The redemption fee was adopted by the Fund’s Board of Trustees on June 28, 2000, for shares redeemed within 60 days of purchase, for shares purchased after July 31, 2000.

** For the period through June 30, 2002, the Fund will be reimbursed for expenses exceeding a 2.50% expense cap. The Fund will be reimbursed from July 1, 2002 through June 30, 2003, for total expenses (reduced by amounts from commission recapture programs that are applied to pay Fund expenses) exceeding the 2.50% expense cap.

 † Beginning August 29, 2001, the Fund participated in a commission recapture program by directing certain portfolio trades to brokers who have agreed to rebate, to the Fund, a portion of the commissions generated. For the year ended December 31, 2001, these rebates were used to pay certain Fund expenses, which ultimately reduced the Fund’s “Total Annual Fund Operating Expenses” to 2.45%.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except for one year of net expenses in each period). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$256	$992	$1,750	$3,740

Financial Highlights — Driehaus Asia Pacific Growth Fund

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

							For the period
							from the
					For the three		commencement
					month period		of operations
					October 1,		December 31,
	For the year		For the year	For the year	1998		1997
	ended		ended	ended	through		through
	December 31,		December 31,	December 31,	December 31,		September 30,
	2001		2000	1999	1998		1998

Net asset value, beginning of period	$17.28		$31.19	$9.90	$8.30		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.15)		(0.23)	(0.23)	(0.04)		(0.02)
Net realized and unrealized gain (loss) on investments	(3.22)		(8.83)	25.85	1.64		(1.68)

Total income (loss) from investment operations	(3.37)		(9.06)	25.62	1.60		(1.70)

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—	—	—		—
Distributions from capital gains	(0.47)		(4.85)	(4.33)	—		—

Total distributions	(0.47)		(4.85)	(4.33)	—		—

Net asset value, end of period	$13.44		$17.28	$31.19	$9.90		$8.30

Total Return	(19.54)%		(29.61)%	264.49%	19.28	%**	(17.00	)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$20,546		$19,055	$30,032	$4,965		$3,582
Ratio of expenses before fees paid indirectly to average net assets	2.50	%+	2.36%+	2.60%+	2.95	%*+	2.95	%*+
Ratio of net expenses to average net assets	2.45	%+#	2.36%+	2.60%+	2.95	%*+	2.95	%*+
Ratio of net investment loss to average net assets	(1.19	)%+#	(0.76)%+	(1.88)%+	(2.64	)%*+	(0.45	)%*+
Portfolio turnover	710.11%		648.73%	362.55%	92.40	%**	283.59	%**
Annualized portfolio turnover	710.11%		648.73%	362.55%	366.60%		379.16%

 * Annualized.

** Not annualized.

+ Such ratios are after administrative agent and transfer agent waivers and adviser expense reimbursements, when applicable. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees from December 31, 1997 (commencement of operations) through December 31, 2000. The adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) will not exceed the Fund’s operating expense cap for the first fifty-four months of its operations. For the period from December 31, 1997 (the commencement of operations) through May 31, 1999 the Fund’s operating expense cap was 2.95% of average net assets. For the period June 1, 1999 through June 30, 2002 the operating expense cap has been reduced to 2.50% of average net assets. For the period July 1, 2002 through June 30, 2003, the Fund will be reimbursed for total expenses (reduced by amounts from commission recapture programs that are applied to pay Fund expenses) exceeding a 2.50% expense cap.

# Such ratios are net of fees paid indirectly through a commission recapture program.

Driehaus Emerging Markets Growth Fund Summary

Goal and Strategy

The Driehaus Emerging Markets Growth Fund seeks to maximize capital appreciation. To do so, the Fund invests in the stocks of companies in emerging markets around the world. Under normal market conditions, the Fund invests substantially all (no less than 65%) of its assets in emerging markets companies.

The Fund uses a growth style of investment by investing in stocks which the Adviser believes have some or all of the following characteristics:

•	Dominant products or market niches
•	Improved sales outlook or opportunities
•	Demonstrated sales growth and earnings
•	Cost restructuring programs which are expected to positively affect company earnings
•	Increased order backlogs, new product introductions, or industry developments which are expected to positively affect company earnings

The Adviser also considers macroeconomic information and technical information in evaluating stocks and countries for investment.

Portfolio Securities

The Fund invests primarily in the equity securities of companies in emerging markets around the world. The Fund may invest in companies with limited operating histories.

Principal Risk Factors

The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund. In addition, this is an international fund and, therefore, all the risks of foreign investment are present:

•	Less liquidity
•	Greater volatility
•	Political instability
•	Restrictions on foreign investment and repatriation of capital
•	Less complete and reliable information about foreign companies
•	Reduced government supervision of some foreign securities markets
•	Lower responsiveness of foreign management to shareholder concerns
•	Foreign economic problems like the Asian and Emerging Market crises of 1998
•	Fluctuation in exchange rates of foreign currencies and risks of devaluation
•	Dependence of emerging market companies upon commodities which may be subject to economic cycles
•	The uncertainty associated with the long-term acceptance of the “Euro” and the monetary union
•	Emerging market risk such as limited trading volume, expropriation, devaluation or other adverse political or social developments

Some emerging markets have experienced currency crises and there is some risk of future crises. Past crises have caused some countries to institute currency reform measures which inhibit the free flow of currency out of their country. The Fund invests in companies that are smaller, less established, with less liquid markets for their stock and therefore may be riskier investments.

This is a nondiversified fund; compared to other funds, this Fund may invest a greater percentage of assets in a particular issuer or a small number of issuers. As a consequence, the Fund may be subject to greater risks and larger losses than diversified funds. In addition, from time to time this Fund may have significant weightings in particular sectors, which may subject the Fund to greater risks than less sector-concentrated funds.

Driehaus Emerging Markets Growth Fund

Performance

The Fund’s returns will vary, and you could lose money. The information below provides an illustration of how the Fund’s performance has varied over time and gives some indication of the risks of an investment in the Fund by showing changes in the Fund’s performance from year-to-year and by comparing the Fund’s average annual total returns with a broad measure of market performance and an index of funds with investment objectives similar to those of the Fund. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Annual Returns for the years ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 62.86% (quarter ended 12/31/99) and the lowest return for a quarter was -20.59% (quarter ended 09/30/98).

		Since
		Inception
		(12/31/97 -
Average Annual Total Returns as of December 31, 2001	1 Year	12/31/01)
(data includes reinvestment of dividends)
Driehaus Emerging Markets Growth Fund
Return Before Taxes	-1.98%	9.07%
Return After Taxes on Distributions	-2.07%	8.45%
Return After Taxes on Distributions and Sale of Fund Shares	-1.21%	7.15%
MSCI Emerging Markets Free Index* (reflects no deduction for fees, expenses or taxes)	-2.37%	-4.22%
Lipper Emerging Markets Fund Index** (reflects no deduction for taxes)	-3.50%	-4.73%

   The Fund’s performance has previously been compared to the Morgan Stanley Capital International Emerging Markets Fund Index. This index has been discontinued by Morgan Stanley because it was comprised of securities regardless of any restrictions a foreign investor who wished to invest directly in those securities would face. Morgan Stanley replaced this index with the Morgan Stanley Capital International Emerging Markets Free Index which, when including or excluding securities, takes into account any limitations that an international investor would experience when investing directly in such securities.

   * The Morgan Stanley Capital International Emerging Markets Free Index (MSCI Emerging Markets Free Index) is a recognized benchmark of emerging markets stock markets. It is an unmanaged index of a sample of companies representative of the market structure of 26 emerging markets countries.

  ** The Lipper Emerging Markets Fund Index is an equally-weighted managed index of the 30 largest qualifying funds. Funds in this index seek long-term capital appreciation by investing at least 65% of their total assets in emerging market equity securities, where “emerging markets” is defined by a country’s per capita GNP or other economic measure.

Driehaus Emerging Markets Growth Fund

Investor Expenses

Shareholder Fees. All Driehaus Mutual Funds are no-load investments, so you will not pay any shareholder fees (such as sales loads) when you buy or sell shares of the Fund unless you sell your shares within 60 days after purchase, as described in the table below. There is a $25 charge for payments of redemption proceeds by wire (which may be waived for certain financial institutions, however, certain financial institutions may charge an account-based service fee).

Annual Fund Operating Expenses are paid out of the Fund’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by shareholders.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee* (as a % of amount redeemed)	2.00%
Exchange Fee	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fee	1.50%
Other Expenses	1.69%

Total Annual Fund Operating Expenses	3.19%
Fees Waived and Reimbursed	(0.69)%

Net Expenses	2.50	%**†

 * The redemption fee was adopted by the Fund’s Board of Trustees on June 28, 2000, for shares redeemed within 60 days of purchase, for shares purchased after July 31, 2000.

** For the period through June 30, 2002, the Fund will be reimbursed for expenses exceeding a 2.50% expense cap. The Fund will be reimbursed from July 1, 2002 through June 30, 2003, for total expenses (reduced by amounts from commission recapture programs that are applied to pay Fund expenses) exceeding the 2.50% expense cap.

 † Beginning August 29, 2001, the Fund participated in a commission recapture program by directing certain portfolio trades to brokers who have agreed to rebate, to the Fund, a portion of the commissions generated. For the year ended December 31, 2001, these rebates were used to pay certain Fund expenses, which ultimately reduced the Fund’s “Total Annual Fund Operating Expenses” to 2.49%.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except for one year of net expenses in each period). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$256	$932	$1,631	$3,488

Financial Highlights — Driehaus Emerging Markets Growth Fund

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

							For the period
							from the
					For the three		commencement
					month period		of operations
					October 1,		December 31,
	For the year		For the year	For the year	1998		1997
	ended		ended	ended	through		through
	December 31,		December 31,	December 31,	December 31,		September 30,
	2001		2000	1999	1998		1998

Net asset value, beginning of period	$13.57		$18.36	$8.73	$7.56		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.11)		0.10	(0.14)	(0.03)		(0.03)
Net realized and unrealized gain (loss) on investments	(0.16)		(4.28)	10.05	1.20		(2.41)

Total income (loss) from investment operations	(0.27)		(4.18)	9.91	1.17		(2.44)

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.03)		—	—	—		—
Distributions from capital gains	—		(0.61)	(0.28)	—		—

Total distributions	(0.03)		(0.61)	(0.28)	—		—

Net asset value, end of period	$13.27		$13.57	$18.36	$8.73		$7.56

Total Return	(1.98)%		(22.73)%	114.16%	15.48	%**	(24.40	)%**
RATIOS/ SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$21,953		$24,158	$10,537	$4,028		$3,487
Ratio of expenses before fees paid indirectly to average net assets	2.50	%+	2.50%+	2.58%+	2.75	%*+	2.75	%*+
Ratio of net expenses to average net assets	2.49	%+#	2.50%+	2.58%+	2.75	%*+	2.75	%*+
Ratio of net investment income (loss) to average net assets	(0.79	)%+#	0.78%+	(1.29)%+	(1.23	)%*+	(0.49	)%*+
Portfolio turnover	505.50%		375.47%	366.53%	82.60	%**	261.21	%**
Annualized portfolio turnover	505.50%		375.47%	366.53%	327.69%		349.24%

 * Annualized.

** Not annualized.

+ Such ratios are after administrative agent and transfer agent waivers and adviser expense reimbursements, when applicable. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees from December 31, 1997 (commencement of operations) through December 31, 2000. The adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) will not exceed the Fund’s operating expense cap for the first fifty-four months of its operations. For the period from December 31, 1997 (the commencement of operations) through May 31, 1999 the Fund’s operating expense cap was 2.75% of average net assets. For the period June 1, 1999 through June 30, 2002 the operating expense cap has been reduced to 2.50% of average net assets. For the period July 1, 2002 through June 30, 2003, the Fund will be reimbursed for total expenses (reduced by amounts from commission recapture programs that are applied to pay Fund expenses) exceeding a 2.50% expense cap.

# Such ratios are net of fees paid indirectly through a commission recapture program.

The Funds

The Driehaus International Growth Fund, Driehaus International Discovery Fund, Driehaus European Opportunity Fund, Driehaus Asia Pacific Growth Fund, and Driehaus Emerging Markets Growth Fund (each a “Fund” and jointly the “Funds”) are each a series of the Driehaus Mutual Funds (the “Trust”), an open-end management investment company. Driehaus Capital Management, Inc. (the “Adviser”) provides management and investment advisory services to the Funds. Prospective investors should consider an investment in a Fund as a long-term investment. There is no assurance that a Fund will meet its investment objective.

Investment Philosophy

In addition to the factors noted in the Overview, the Adviser considers numerous criteria in evaluating countries for investment and in determining country and regional weightings. Such criteria include the current and prospective growth rates of various economies, interest rate trends, inflation rates, trade balances and currency trends. The Adviser also reviews technical information on stock markets. The analysis may also involve considerations specific to a certain country or region of the world.

Investment Objectives and Principal Investment Strategies

Driehaus International Growth Fund. The investment objective of the Driehaus International Growth Fund is to maximize capital appreciation. The Fund seeks to achieve its objective by investing primarily in the equity securities of foreign companies. Under normal market conditions, the Fund will invest substantially all (no less than 65%) of its total assets in at least three countries other than the United States. There are no maximum limitations on the number of countries in which the Adviser can or must invest at a given time. There are also no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one country at a given time. The Fund is a nondiversified fund. Current dividend income is not an investment consideration, and dividend income is incidental to the Fund’s overall investment objective. The Fund generally will invest in securities of issuers with market capitalizations of greater than $1.5 billion and will not invest in securities of issuers with market capitalizations of less than $200 million. The Fund may also invest in securities of issuers that, together with any predecessors, have limited operating histories.

The securities markets of many developing economies are sometimes referred to as “emerging markets.” Although the amount of the Fund’s assets invested in emerging markets will vary over time, a substantial portion of the Fund’s assets may be invested in emerging markets. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. The Fund is not limited to a specific percentage of assets that may be invested in a single emerging market country (although at all times the Fund must be invested in the assets of at least three countries). Historically, the Fund has invested a substantial portion of its assets in emerging markets and may do so at any time.

Equity securities include common and preferred stock, bearer and registered shares, savings shares, warrants or rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities, and other classes of stock that may exist. The Fund may purchase foreign securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of foreign issuers. The Fund may purchase depositary receipts, rather than invest directly in the underlying shares of a foreign issuer, for liquidity, timing or transaction cost reasons. The Fund may also invest in domestic and foreign investment companies which, in turn, invest primarily in securities which the Fund could hold directly.

The Adviser generally intends to remain fully invested. However, as a temporary defensive measure, the Fund may hold some or all of its assets in cash or cash equivalents in domestic and foreign currencies, invest in domestic and foreign money market securities (including repurchase agreements), purchase short-term debt securities of U.S. or foreign government or corporate issuers, or invest in money market funds which purchase one or more of the foregoing. The Fund may also purchase such securities if the Adviser believes they may be necessary to meet the Fund’s liquidity needs. During periods of time when the Fund is invested defensively, the Fund may not achieve its investment objective.

Driehaus International Discovery Fund. The investment objective of the Driehaus International Discovery Fund is to maximize capital appreciation. The Fund seeks to achieve its objective by investing primarily in the equity securities of small foreign companies. The Fund generally will invest in securities of issuers with market capitalizations of $1.5 billion or less. The Fund does not necessarily sell a security if the Company’s market capitalization subsequently exceeds its market capitalization at the time of purchase and in fact may buy additional securities to maintain its allocation. Under normal market conditions, the Fund will invest substantially all (no less than 65%) of its total assets in at least three countries other than the United States. There are no maximum limitations on the number of countries in which the Adviser can or must invest at a given time. There are also no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one country at a given time. The Fund is a nondiversified fund. Current dividend income is not an investment consideration, and dividend income is incidental to the Fund’s overall investment objective. The Fund may also invest in securities of issuers with limited operating histories.

The securities markets of many developing economies are sometimes referred to as “emerging markets.” Although the amount of the Fund’s assets invested in emerging markets will vary over time, it is expected that a substantial portion of the Fund’s assets will be invested in emerging markets. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. The Fund is not limited to a specific percentage of assets that may be invested in a single emerging market country (although at all times the Fund must be invested in the assets of at least three countries). The Fund may invest a substantial portion of its assets in emerging markets at any time.

Equity securities include common and preferred stock, bearer and registered shares, savings shares, warrants or rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities, and other classes of stock that may exist. The Fund may purchase foreign securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of foreign issuers. The Fund may purchase depositary receipts, rather than invest directly in the underlying shares of a foreign issuer, for liquidity, timing or transaction cost reasons. The Fund may also invest in domestic and foreign investment companies which, in turn, invest primarily in securities which the Fund could hold directly.

The Adviser generally intends to remain fully invested. However, as a temporary defensive measure, the Fund may hold some or all of its assets in cash or cash equivalents in domestic and foreign currencies, invest in domestic and foreign money market securities (including repurchase agreements), purchase short-term debt securities of U.S. or foreign government or corporate issuers, or invest in money market funds which purchase one or more of the foregoing. The Fund may also purchase such securities if the Adviser believes they may be necessary to meet the Fund’s liquidity needs. During periods of time when the Fund is invested defensively, the Fund may not achieve its investment objective.

Driehaus European Opportunity Fund. The investment objective of the Driehaus European Opportunity Fund is to maximize capital appreciation. The Fund pursues its objective by investing primarily in the equity securities of European companies. Under normal circumstances, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in investments in Europe. The Fund will provide shareholders with at least 60 days prior notice if the Fund intends to change this policy regarding investments in Europe. The Fund considers European companies to be (i) companies organized under the laws of a European country or having securities which are traded principally on an exchange or over-the-counter in a European country; or (ii) companies which, regardless of where organized or traded, have a significant amount of assets located in and/or derive a significant amount of their revenues from goods purchased or sold, investments made, or services performed in or with European countries. Currently, European countries include Albania, Austria, Belarus, Belgium, Bulgaria, Croatia, the Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Kazakhstan, Latvia, Lithuania, Luxembourg, the Netherlands, Norway, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, Spain, Sweden, Switzerland, Turkey, the Ukraine, the United Kingdom, and the countries of the former Yugoslavia. As the Eastern European markets develop, the Adviser expects to invest more assets in that part of Europe. There are no minimum limitations on the number of countries in which the Adviser can or must invest at a given time. There are no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one country at a given time; the Fund may invest significant assets in any single European country. The Fund is a nondiversified fund. Current dividend income is not an investment consideration, and dividend income is incidental to the Fund’s overall investment objective. The Fund may also invest in securities of issuers that have limited operating histories.

The securities markets of many developing economies are sometimes referred to as “emerging markets.” Although the amount of the Fund’s assets invested in emerging markets will vary over time, a substantial portion of the Fund’s assets may be invested in emerging markets. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. The Fund is not limited to a specific percentage of assets that may be invested in a single emerging market country.

Equity securities include common and preferred stock, bearer and registered shares, savings shares, warrants or rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities, and other classes of stock that may exist. The Fund may purchase foreign securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of foreign issuers. The Fund may purchase depositary receipts, rather than invest directly in the underlying shares of a foreign issuer, for liquidity, timing or transaction cost reasons. The Fund may also invest in domestic and foreign investment companies which, in turn, invest primarily in securities which the Fund could hold directly.

The Adviser generally intends to remain fully invested. However, as a temporary defensive measure, the Fund may hold some or all of its assets in cash or cash equivalents in domestic and foreign currencies, invest in domestic and foreign money market securities (including repurchase agreements), purchase short-term debt securities of U.S. or foreign government or corporate issuers, or invest in money market funds which purchase one or more of the foregoing. The Fund may also purchase such securities if the Adviser believes they may be necessary to meet the Fund’s liquidity needs. During periods of time when the Fund is invested defensively, the Fund may not achieve its investment objective.

Driehaus Asia Pacific Growth Fund. The investment objective of the Driehaus Asia Pacific Growth Fund is to maximize capital appreciation. The Fund pursues its objective by investing primarily in the equity securities of Asia Pacific companies. Under normal circumstances, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in investments in the Asia Pacific region. The Fund will provide shareholders with at least 60 days prior notice if the Fund intends to change this policy regarding investments in the Asia Pacific region. The Fund considers Asia Pacific companies to be (i) companies organized under the laws of an Asia Pacific country or having securities which are traded principally on an exchange or over-the-counter in an Asia Pacific country; or (ii) companies which, regardless of where organized or traded, have a significant amount of assets located in and/or derive a significant amount of their revenues from goods purchased or sold, investments made, or services performed in or with Asia Pacific countries. Currently, Asia Pacific countries include Australia, The People’s Republic of China (including Hong Kong), India, Indonesia, Japan, South Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand. There are no minimum limitations on the number of countries in which the Adviser can or must invest at a given time. There are no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one country at a given time; the Fund may invest significant assets in any single Asia Pacific country. The Fund is a nondiversified fund. Current dividend income is not an investment consideration, and dividend income is incidental to the Fund’s overall investment objective. The Fund may also invest in securities of issuers that have limited operating histories.

The securities markets of many developing economies are sometimes referred to as “emerging markets.” Although the amount of the Fund’s assets invested in emerging markets will vary over time, it is expected that a substantial portion of the Fund’s assets will be invested in emerging markets. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. The Fund is not limited to a specific percentage of assets that may be invested in a single emerging market country.

Equity securities include common and preferred stock, bearer and registered shares, savings shares, warrants or rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities, and other classes of stock that may exist. The Fund may purchase foreign securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of foreign issuers. The Fund may purchase depositary receipts, rather than invest directly in the underlying shares of a foreign issuer, for liquidity, timing or transaction cost reasons. The Fund may also invest in domestic and foreign investment companies which, in turn, invest primarily in securities which the Fund could hold directly.

The Adviser generally intends to remain fully invested. However, as a temporary defensive measure, the Fund may hold some or all of its assets in cash or cash equivalents in domestic and foreign currencies, invest in domestic and foreign money market securities (including repurchase agreements), purchase short-term debt securities of U.S. or foreign government or corporate issuers or invest in money market funds which purchase one or more of the foregoing. The Fund may also purchase such securities if the Adviser believes they may be necessary to meet the Fund’s liquidity needs. During periods of time when the Fund is not fully invested, the Fund may not achieve its investment objective.

Driehaus Emerging Markets Growth Fund. The investment objective of the Driehaus Emerging Markets Growth Fund is to maximize capital appreciation. The Fund pursues its objective by investing primarily in the equity securities of emerging market companies. Emerging market companies are (i) companies organized under the laws of an emerging market country or having securities which are traded principally on an exchange or over-the-counter in an emerging market country; or (ii) companies which, regardless of where organized or traded, have a significant amount of assets located in and/or derive a significant amount of their revenues from goods purchased or sold, investments made or services performed in or with emerging market countries. Currently, emerging markets include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European Countries. Under normal market conditions, at least 65% of the Fund’s total assets will be invested in the equity securities of emerging markets companies. There are also no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one country at a given time; the Fund may invest significant assets in any single emerging market country. The Fund is a nondiversified fund. Current dividend income is not an investment consideration and dividend income is incidental to the Fund’s overall investment objective. The Fund may also invest in securities of issuers that have limited operating histories.

Equity securities include common and preferred stock, bearer and registered shares, savings shares, warrants or rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities, and other classes of stock that may exist. The Fund may purchase foreign securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of foreign issuers. The Fund may purchase depositary receipts, rather than invest directly in the underlying shares of a foreign issuer, for liquidity, timing or transaction cost reasons. The Fund may also invest in domestic and foreign investment companies which, in turn, invest primarily in securities which the Fund could hold directly.

The Adviser generally intends to remain fully invested. However, as a temporary defensive measure, the Fund may hold some or all of its assets in cash or cash equivalents in domestic and foreign currencies, invest in domestic and foreign money market securities (including repurchase agreements), purchase short-term debt securities of U.S. or foreign government or corporate issuers, or invest in money market funds which purchase one or more of the foregoing. The Fund may also purchase such securities if the Adviser believes they may be necessary to meet the Fund’s liquidity needs. During periods of time when the Fund is not fully invested, the Fund may not achieve its investment objective.

Related Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. EACH FUND IS INTENDED FOR LONG-TERM INVESTORS WHO CAN ACCEPT THE RISKS ENTAILED IN INVESTING IN FOREIGN SECURITIES. Of course, there can be no assurance that a Fund will achieve its objective. In addition to the principal risk factors identified earlier in this prospectus for each Fund, the Funds are subject to the following risks:

Foreign Securities and Currencies. All of the Funds may invest in foreign securities. Investing outside the United States involves different opportunities and different risks than domestic investments. The Adviser believes that it may be possible to obtain significant returns from a Fund’s portfolio of foreign investments and to achieve increased diversification in comparison to a personal investment portfolio invested solely in United States securities. An investor may gain increased diversification by adding securities from various foreign countries (i) which offer different investment opportunities, (ii) that generally are affected by different economic trends, and (iii) whose stock markets do not generally move in a manner parallel to United States markets. At the same time, these opportunities and trends involve risks that may not be encountered in United States investments.

Investors should understand and consider carefully the greater risks involved in foreign investing. Investing in foreign securities — positions which are generally denominated in foreign currencies — and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in the securities of companies in developing as well as developed countries; the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions and other adverse political, social or diplomatic developments that could affect investment in these nations; sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements; and the historical lower level of responsiveness of foreign management to shareholder concerns (such as dividends and return on investment).

To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, a Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall.

Emerging Market Risks. The Driehaus Emerging Markets Growth Fund invests primarily in emerging markets. Many of the countries of the Asia Pacific region still have developing markets and, therefore, the Driehaus Asia Pacific Growth Fund will have a substantial portion of its assets in emerging markets. However, the Driehaus International Growth Fund, the Driehaus International Discovery Fund, and the Driehaus European Opportunity Fund may also invest a substantial portion of their assets in emerging market securities. The risks described above for foreign securities, including the risks of nationalization and expropriation of assets, are typically increased to the extent that a Fund invests in issuers located in less developed and developing nations. These securities markets are sometimes referred to as “emerging markets.” Investments in securities of issuers located in such countries are speculative and subject to certain special risks. The political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Some countries have inhibited the conversion of their currency to another. The currencies of certain emerging market countries have recently experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of a Fund’s assets denominated in such currencies. There is some risk of currency contagion; the devaluation of one currency leading to the devaluation of another. As one country’s currency experiences “stress,” there is concern that the “stress” may spread to another currency. Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Continued inflation may adversely affect the economies and securities markets of such countries. In addition, unanticipated political or social developments may affect the value of a Fund’s investments in these countries and the availability to the Fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make a Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. Based upon the apparent correlation between commodity cycles and a country’s securities markets, additional risk may exist.

Asia Pacific Region Risks. The Driehaus Asia Pacific Growth Fund invests primarily in the equity securities of companies in the Asia Pacific region. All the Funds may invest in this region. Some countries in the Asia Pacific region underwent during 1997 and 1998 well-publicized, but unprecedented economic instability. Certain issuers absorbed substantial losses due to adverse changes in the financial conditions or the market’s assessment of particular issuers. Moreover, the currencies of some countries in the region underwent rapid devaluation prompting governmental efforts to stabilize the currency. While the Adviser believes that the Asia Pacific markets have stabilized significantly following this crisis, the stocks of some Asia Pacific issuers may remain volatile.

European Risks. The Driehaus European Opportunity Fund invests primarily in the equity securities in the European region. All the Funds may invest in this region. Some countries in Europe formed a monetary union, known as the Economic and Monetary Union (“EMU”), in an effort to, among other things, reduce barriers between countries and eliminate fluctuations in their currencies. As part of that monetary union, the twelve participating countries adopted a common currency called the Euro to be used alongside their local currencies. The conversion was launched January 1, 1999, and full adaptation will continue for several years. Accommodating the new currency poses risks as well as benefits and opportunities to the market participants, banks, investors, companies, and exchanges of the European region. The full impact of the conversion cannot yet be determined, nor can the long-term success or failure of the monetary union or currency conversion be determined. The Adviser and the Funds’ other key external parties are taking steps to address euro-related issues. However, they can give no assurance that the conversion will not have an adverse effect on the Funds’ investments and operations.

Diversification. Each Fund is nondiversified (as defined in the 1940 Act), meaning that it is not limited in the proportion of its assets that it may invest in the obligations of a single issuer or in a single country. Each Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code for qualification as a regulated investment company. As a nondiversified fund, each Fund may invest a greater proportion of its assets in the securities of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers.

Portfolio Investments and Other Risk Considerations

There are specific restrictions on each Fund’s investments. Such restrictions are detailed in the Statement of Additional Information. Each Fund may utilize from time to time one or more of the investment practices described below to assist it in reaching its investment objective. These practices involve potential risks which are summarized below. In addition, the Statement of Additional Information contains more detailed or additional information about certain of these practices, the potential risks and/or the limitations adopted by each Fund to help manage such risks.

Small and Medium-Sized Companies. Each of the Funds may invest in the securities of small- and medium-sized companies. While small- and medium-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small- and medium-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of small- and medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small- and medium-sized companies may be subject to greater and more abrupt price fluctuations and, for large sales, a Fund may have to sell such holdings at discounts from quoted prices or make a series of small sales over an extended period of time.

Impact of Certain Investments. The Funds may invest in a variety of securities, including initial public offerings, derivatives and small technology companies. Such investments may have a magnified performance impact on a Fund depending on a Fund’s size. A Fund may not experience similar performance as its assets grow or its investments change.

Currency Hedging. Due to the investments in foreign securities, the value of a Fund in U.S. dollars is subject to fluctuations in the exchange rate between foreign currencies and the U.S. dollar. When, in the opinion of the Adviser, it is desirable to limit or reduce exposure in a foreign currency, the Funds may enter into a forward currency exchange contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) (“forward currency contract”). Through the contract, the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. This technique is known as “currency hedging.” By locking in a rate of exchange, currency hedging is intended to moderate or reduce the risk of change in the U.S. dollar value of a Fund during the period of the forward contract. A default on a contract would deprive a Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

The use of forward currency contracts (for transaction or portfolio hedging) will not eliminate fluctuations in the prices of portfolio securities or prevent loss if the price of such securities should decline. In addition, such forward currency contracts will diminish the benefit of the appreciation in the U.S. dollar value of that foreign currency.

Settlement Transactions. A Fund trading a foreign security is usually required to settle the purchase transaction in the relevant foreign currency or receive the proceeds of the sale in that currency. At or near the time of the transaction, a Fund may wish to lock in the U.S. dollar value at the exchange rate or rates then prevailing between the U.S. dollar and the currency in which the security is denominated. Transaction hedging may be accomplished on a forward basis, whereby a Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt or delivery at either a specified date or at any time within a specified time period. Transaction hedging also may be accomplished by purchasing or selling such foreign currencies on a “spot,” or cash, basis. In so doing, a Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received and the transaction settled. Similar transactions may be entered into by using other currencies. A Fund may also settle certain trades in U.S. dollars. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency.

Derivatives. In seeking to achieve its desired investment objective, provide additional revenue or hedge against changes in security prices, interest rates or currency fluctuations, each Fund may: (1) purchase and write both call options and put options on securities, indices and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; (4) purchase other types of forward or investment contracts linked to individual securities, indices or other benchmarks; and (5) enter into various equity or interest rate transactions, participation notes, such as swaps, caps, floors or collars, and may enter into various currency transactions such as forward currency contracts, currency futures contracts, currency swaps or options on currencies (“derivatives”). (For these purposes, forward currency contracts are not considered “derivatives.”) Each Fund may write a call or put option only if the option is covered. As the writer of a covered call option, each Fund forgoes, during the option’s life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when a Fund seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

The successful use of derivatives depends on the Adviser’s ability to correctly predict changes in the levels and directions of movements in currency exchange rates, security prices, interest rates and other market factors affecting the derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a derivative may not be well established. Finally, privately negotiated and over-the-counter derivatives may not be as well regulated and may be less marketable than exchange-traded derivatives.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities. Not readily marketable, they include restricted securities and repurchase obligations maturing in more than seven days. Certain restricted securities that may be resold to institutional investors under Rule 144A of the Securities Act of 1933 and Section 4(2) commercial paper may be deemed liquid under guidelines adopted by the Fund’s Board of Trustees. The absence of a trading market can make it difficult to ascertain a market value for illiquid or restricted securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

Convertible Securities. While convertible securities purchased by the Funds are frequently rated investment grade, a Fund also may purchase unrated convertible securities or convertible securities rated below investment grade if the securities meet the Adviser’s other investment criteria. Each Fund does not currently intend to invest more than 5% of its total assets in below investment grade convertible securities. Convertible securities rated below investment grade

(a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities’ being less well known to investors than either common stock or conventional debt securities. As a result, the Adviser’s own investment research and analysis tends to be more important in the purchase of such securities than other factors.

Debt Securities. Driehaus International Growth Fund, Driehaus International Discovery Fund and Driehaus Emerging Markets Growth Fund may invest up to 35% of their total assets in nonconvertible debt securities. Driehaus European Opportunity Fund and Driehaus Asia Pacific Growth Fund may invest up to 20% of their total assets in nonconvertible debt securities. Investments in such debt securities are limited to those that are rated within the four highest grades (generally referred to as “investment grade”) assigned by a nationally or internationally recognized statistical rating organization. Investments in unrated debt securities are limited to those deemed to be of comparable quality as analyzed by the Adviser under its own procedures. Securities in the fourth-highest grade may possess speculative characteristics. If the rating of a security held by the Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security. The Adviser will, however, consider that fact in determining whether the Fund should continue to hold the security. The risks inherent in a debt security depend primarily on its term and quality, as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities. Conversely, an increase in rates usually reduces the value of debt securities.

Portfolio Turnover. A Fund’s annual turnover rate indicates changes in its portfolio investments. A Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. It is anticipated that the Funds will each experience high rates of portfolio turnover. High portfolio turnover in any year will result in payment by a Fund of above-average amounts of transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Under normal market conditions, only securities that increase in value shortly after purchase and that generally continue to increase in value (although they may experience temporary stagnant or declining periods) will be retained by the Funds. Securities sold by a Fund may be purchased again at a later date if the Adviser perceives that the securities are again “timely.” In addition, portfolio adjustments will be made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In light of these factors and the historical volatility of foreign growth stocks, the Funds are likely to experience high portfolio turnover rates, but portfolio turnover rates may vary significantly from year to year. The portfolio turnover rate is noted in each Fund’s Financial Highlights in the Summary. Portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares.

Investment Companies. The Funds may each invest in domestic and foreign investment companies. Some countries may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for a Fund to invest in a foreign investment company in a country that permits direct foreign investment; similarly, a Fund may invest in a money market fund in order to receive a higher rate of return or to be more productively invested than would be possible through direct investment in money market instruments. Investing through such vehicles may involve layered fees or expenses. The Funds do not intend to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investments justify the payment of any associated fees or expenses.

Repurchase Agreements. Each Fund may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement involves the sale of securities to a Fund, with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount representing interest at an agreed-upon interest rate within a specified period of time, usually less than one week, but, on occasion, at a later time. Repurchase agreements entered into by a Fund will be fully collateralized and will be marked-to-market daily. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements. Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such purchase commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. Each Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

Each Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other “high-grade” debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit, may increase net asset value fluctuation.

Lending Portfolio Securities. Each Fund may lend its portfolio securities to broker-dealers and banks, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets. Any such loan must be continuously secured by collateral (cash or U.S. Government securities). In the event of bankruptcy or other default of the borrower, a Fund could experience delays in both liquidating the loan collateral and recovering the loaned securities and losses.

Management of the Funds

Trustees and Adviser. The Board of Trustees of the Driehaus Mutual Funds has overall management responsibility. See the Statement of Additional Information for the names of and additional information about the trustees and officers. The Adviser, Driehaus Capital Management, Inc., 25 East Erie Street, Chicago, Illinois 60611, is responsible for providing investment advisory and management services to the Funds, subject to the direction of the Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser was organized in 1982 and as of March 31, 2002, managed approximately $3.2 billion in assets.

Each Fund pays the Adviser an annual investment management fee on a monthly basis as follows. These fees are higher than the fees paid by most mutual funds.

As a percentage of
Fund	average daily net assets

Driehaus International Growth Fund	1.50%
Driehaus International Discovery Fund	1.50%
Driehaus European Opportunity Fund	1.50%
Driehaus Asia Pacific Growth Fund	1.50%
Driehaus Emerging Markets Growth Fund	1.50%

Portfolio Manager — Driehaus International Growth Fund. Mr. William R. Andersen, a Senior Vice President of the Adviser, has managed the Driehaus International Growth Fund since the commencement of operations in October of 1996. Prior to the Driehaus International Growth Fund’s commencement of operations, Mr. Andersen was the portfolio manager for the Driehaus International Large Cap Fund, L.P., the predecessor to Driehaus International Growth Fund, from its inception in July 1990. Mr. Andersen has primary responsibility for making all investment decisions on behalf of the Driehaus International Growth Fund. He is assisted by the research department which employs specialists in various markets, including Western Europe, Asia Pacific, and emerging markets. As the Adviser’s chief investment officer for international investing, Mr. Andersen oversees all international investing.

Mr. Andersen was born in 1959 and is a graduate of Stanford University, where he received a B.A. in economics in 1981. In 1985, Mr. Andersen received his M.B.A. from the University of Chicago, where he concentrated in finance. Mr. Andersen is a Chartered Financial Analyst. Mr. Andersen has been employed by Driehaus Securities Corporation (“DSC”) and the Adviser since 1985. From 1985 to 1989, Mr. Andersen was employed by DSC as a security analyst and, as such, was responsible for several industry groups in which DSC maintained investments for clients. In May 1989, while continuing to act as a senior investment analyst for DSC, Mr. Andersen became a portfolio manager for the Adviser.

Assistant Portfolio Manager — Driehaus International Growth Fund. Mr. Svein Backer is assistant portfolio manager of the Driehaus International Growth Fund.

Mr. Backer was born in 1965 and is a graduate of Loyola University of Chicago, Illinois, where he received his B.B.A. in finance in 1992. Mr. Backer received his M.B.A. from the University of Chicago in 1997, where he concentrated in international business, finance and business economics. Prior to joining the Adviser and the Fund in 2001, Mr. Backer was a senior international analyst, a senior member of the international portfolio management group and chair of the asset allocation committee for The Northern Trust Company in Chicago, Illinois.

Portfolio Manager — Driehaus Asia Pacific Growth Fund; Driehaus International Discovery Fund. Mr. Eric J. Ritter has managed the Driehaus Asia Pacific Growth Fund since its inception. Since July 2000, Mr. Ritter is a portfolio manager for the Driehaus International Discovery Fund. Mr. Ritter, an Asia Pacific analyst with the Adviser, has responsibility for making all investment decisions on behalf of the Driehaus Asia Pacific Growth Fund and has certain responsibility for the Driehaus International Discovery Fund.

Mr. Ritter was born in 1963 and received his B.A. in economics from the State University of New York at Oswego in 1984. He earned a master’s degree in international relations from Columbia University in 1987. Thereafter, Mr. Ritter worked as a consultant in Hong Kong in 1987-88, consulting primarily with Fortune 500 companies on investment and market strategy for Asia. From late 1988 to 1990, he worked for Baring Securities as an equity analyst conducting research on listed companies in Singapore and Malaysia. Mr. Ritter then moved back to the United States to work in equity research and sales, covering the Southeast Asia markets, for Crosby Securities and W.I. Carr, both registered broker-dealers, prior to joining the Adviser in June 1996.

Portfolio Manager — Driehaus Emerging Markets Growth Fund; Senior Portfolio Manager — Driehaus International Discovery Fund. Since inception, Mr. Emery R. Brewer has managed the Driehaus Emerging Markets Growth Fund and has been a portfolio manager of the Driehaus International Discovery Fund. Mr. Brewer, an emerging markets analyst with the Adviser, has responsibility for making all investment decisions on behalf of the Driehaus Emerging Markets Growth Fund and has senior responsibility for the Driehaus International Discovery Fund.

Mr. Brewer was born in 1963 and received his B.S. in economics from the University of Utah in 1986. From 1987 to 1988, he worked as a securities broker at Wilson Davis & Co., focusing primarily on NASDAQ listed companies. From 1989 to 1990, he worked for Dean Witter Reynolds as a broker, focusing primarily on equity and fixed-income investments. After earning his M.B.A. from the University of Rochester in 1992, he worked as an adviser to the capital markets group of Investicini Banka (the third largest bank in and former investment bank of the Czech Republic), focusing primarily on valuation and analysis of Czech companies. Mr. Brewer became a consultant to the Adviser in 1993 prior to joining the Adviser as an international securities analyst in November 1994.

Portfolio Managers — Driehaus International Discovery Fund. Mr. Emery Brewer is senior portfolio manager and Mr. Eric Ritter is portfolio manager of the Fund.

Portfolio Manager — Driehaus European Opportunity Fund. Mr. Ivo St. Kovachev has managed the Driehaus European Opportunity Fund since April 2001. Mr. Kovachev has responsibility for making all investment decisions on behalf of the Driehaus European Opportunity Fund.

Mr. Kovachev was born in 1959 and is a graduate of the University of Sussex in Brighton, U.K., where he received his M.S.C. in technology and innovation management in 1991. Since 1994, Mr. Kovachev has provided management and research services for an affiliate of the Adviser. Prior thereto, Mr. Kovachev was a member of the Foreign Investment Commission of the Bulgarian Government and head of the “Foreign Investment & Marketing” department of the Bulgarian National Privatization Agency.

Distributor. Driehaus Securities Corporation (“DSC”), an affiliate of the Adviser, acts as the distributor of the Trust’s shares pursuant to a Distribution Agreement dated December 31, 1998, as amended September 13, 1999, without any sales concessions or charges to the Fund or to its shareholders. DSC is located at 25 East Erie Street, Chicago, Illinois 60611, and is wholly-owned by Richard H. Driehaus. DSC also executes portfolio transactions for the Funds pursuant to procedures approved by the Board.

Administrator. PFPC Inc. (“PFPC”) is the administrator for the Funds. In such capacity, PFPC assists the Funds in all aspects of their administration and operation, including certain accounting services.

Transfer Agent. PFPC is the agent of the Funds for the transfer of shares, disbursement of dividends and maintenance of shareholder accounting records.

Custodian. JP Morgan Chase Bank (the “Custodian”) is the custodian for the Funds. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Custodian’s Global Investor Services or foreign depositories used by such members.

Shareholder Information

Net Asset Value

Each Fund’s net asset value is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 3:00 p.m., Central time) on each day the NYSE is open for trading. Purchases and redemptions are made at a Fund’s net asset value per share next calculated after receipt of your purchase order and payment in good form. Net asset value per share is determined by dividing the difference between the values of its assets and liabilities by the number of its shares outstanding. Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund’s holdings may change on days when you will not be able to purchase or redeem the Funds’ shares.

Opening an Account

1)  Read this prospectus carefully.

2)	The Funds have the following minimum investments, which may be waived at the discretion of DSC:

					Minimum
		Minimum	Minimum	Minimum	Subsequent
	Fund	Initial	Subsequent	Initial IRA	IRA
Fund	Number	Investment	Investment	Investment	Investment

Driehaus International Growth Fund	#001	$100,000	$20,000	$100,000	$20,000
Driehaus International Discovery Fund	#004	$10,000	$2,000	$2,000	$500
Driehaus European Opportunity Fund	#005	$10,000	$2,000	$2,000	$500
Driehaus Asia Pacific Growth Fund	#002	$10,000	$2,000	$2,000	$500
Driehaus Emerging Markets Growth Fund	#003	$10,000	$2,000	$2,000	$500

3)	Complete the appropriate sections of the New Account Application, carefully following the instructions. If you have questions, please contact Shareholder Services at 1-800-560-6111. Complete the appropriate sections of the application which apply to account privileges. You will automatically have telephonic redemption and exchange privileges unless on the application you indicate that you do not want these privileges. By confirming your privileges now, you can avoid the delay of having to submit an additional application to change your privileges.

4)	Include the appropriate Fund number (see table above) on the “payable to” line of your check or in your wire instructions.

5)	Individual Retirement Accounts (IRAs) may also be set up. For an application, contact Shareholder Services. Investors should also read the IRA Disclosure Statement and Custodial Agreement for further details on eligibility, service fees and tax implications.

How to Purchase Shares

The Funds do not permit market timing. Do not invest in the Funds if you are a market-timer. As money is shifted in and out of a Fund, the Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate such costs. Therefore, the Fund has adopted the following policies to discourage short-term trading:

•	The Funds will deduct 2.00% from the redemption amount if you sell shares within 60 days of purchase. The Funds reserve the right to waive the redemption fee for certain retirement plan investors. Please contact Shareholder Services for additional details.

•	The Funds reserve the right to reject any purchase request—including exchanges from other Driehaus Funds— that it regards as disruptive to the efficient management of the Funds. This could be because of the timing of the investment or because of a history of excessive trading by the investor.
•	The Funds reserve the right to limit the number of times that you can exchange into and out of a Fund.
•	The Funds reserve the right to stop offering shares at any time.

1)	By Mail. Make your check payable to Driehaus Mutual Funds. For purchases of over $100,000, a certified check, bank check, or wire transfer is required. The Funds do not accept third party checks. Any expense incurred as a result of a returned check will be borne by the shareholder. The Fund will charge a $20 fee against your account, in addition to any loss sustained by the Fund, for any check returned for insufficient funds. If you are adding to your existing account, fill out the detachable investment slip from an account statement or indicate your Fund account number and the name(s) in which the account is registered directly on the check. Send to:

Regular Mail:	Overnight Delivery:
Driehaus Mutual Funds	Driehaus Mutual Funds
c/o PFPC Inc.	c/o PFPC Inc.
P.O. Box 8855	400 Bellevue Parkway
Wilmington, DE 19899-8855	Suite 108
Wilmington, DE 19809-3710

2)	By Wire Transfer. Call Shareholder Services at 1-800-560-6111 to initiate your purchase and obtain your account number. Then wire your investment to:

PNC Bank, NA
ABA #031-000-053
Credit: Driehaus Purchase Account
Bank Account #: 86-1108-2419
Fund #: ( ) (see section 2 of “Opening an Account”)
Further Credit: (Shareholder name and account number)

3)	Purchases through Financial Institutions. Investors may purchase (or redeem) shares through investment dealers or other financial institutions. The institutions may charge for their services or place limitations on the extent to which investors may use the services offered by the Driehaus Mutual Funds. There are no charges or limitations imposed by Driehaus Mutual Funds, other than those described in this prospectus, if shares are purchased (or redeemed) directly from Driehaus Mutual Funds or DSC. However, the Funds will deduct 2.00% from the redemption amount if you sell your shares within 60 days after purchase.

Financial institutions that enter into a sales agreement with DSC or are designated by the Driehaus Mutual Funds’ Board of Trustees (including Charles Schwab Co., Inc.) may accept purchase and redemption orders on behalf of the Funds. If communicated in accordance with the terms of such sales agreement, a purchase or redemption order will be deemed to have been received when such financial institution accepts such order. All orders will be priced at a Fund’s net asset value next computed after they are accepted by such designated financial institution, provided that such orders are communicated in accordance with the terms of the applicable sales agreement.

Certain broker-dealers, financial institutions or other service providers that have entered into an agreement with DSC or Driehaus Mutual Funds may enter purchase orders on behalf of their customers by telephone, with payment to follow within several days as specified in the agreement. Such purchase orders will be effected at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the broker-dealer, financial institution or other service provider to place the order on a timely basis. If payment is not received within the time specified in the agreement, the broker-dealer, financial institution or other service provider could be held liable for any resulting fees or losses.

General Purchase Information

Shares of each Fund are offered only to residents of states and other jurisdictions in which the shares are available for purchase. Driehaus Mutual Funds reserves the right not to accept any purchase order. Driehaus Mutual Funds also reserves the right to change its investment minimums without notice. For all purchases, confirmations are sent to the investor in writing except purchases made by reinvestment of dividends, which will be confirmed quarterly.

“Buying a Dividend.” Unless you are purchasing Fund shares through a tax-deferred account (such as an IRA), buying Fund shares at a time when the Fund has substantial recognized or unrecognized gains can cost you money in taxes. To avoid “buying a dividend,” check a Fund’s distribution schedule (see “Distributions and Taxes”) before you invest.

Sales in Advance of Purchase Payments. When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears.

How to Redeem Shares

1)  By Mail. Shareholders may sell shares by writing the Funds at the following address:

Regular Mail:	Overnight Delivery:
Driehaus Mutual Funds	Driehaus Mutual Funds
c/o PFPC Inc.	c/o PFPC Inc.
P.O. Box 8855	400 Bellevue Parkway
Wilmington, DE 19899-8855	Suite 108
Wilmington, DE 19809-3710

Certain requests for redemption must be signed by the shareholder with signature guaranteed. See “Shareholder Services and Policies — Signature Guarantees.”

2)	By Telephone. You will automatically have telephone redemption privileges unless on the application you indicate that you do not want this privilege. You may make a telephone redemption request for up to $100,000 by calling Shareholder Services at 1-800-560-6111 and providing your account number, the exact name of your account and your social security or taxpayer identification number. The Fund will then mail a check to your account address or, if you have elected the wire redemption privilege, wire the proceeds normally on the following business day. However, if it is not in the best interest of the Funds to do so, the Funds may take up to seven days to pay proceeds from shares redeemed by telephone. The Funds reserve the right to suspend or terminate the telephone redemption privilege at any time.

Telephone Transactions. For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names, addresses or wire transfer instructions have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record or wired to a bank account previously designated by you in writing and not changed within the past 30 days.

3)	By Wire Transfer. If you have chosen the wire redemption privilege, you may request the Funds to transmit your proceeds by Federal Funds wire to a bank account previously designated by you in writing and not changed within the past 30 days. See “General Redemption Information — Execution of Requests” below.

4)	Through Financial Institutions. If you bought your shares through an Institution and these shares are held in the name of the Institution, you must redeem your shares through the Institution. Please contact the Institution for this service.

General Redemption Information

Institutional and Fiduciary Account Holders. Institutional and fiduciary account holders, such as corporations, custodians, executors, administrators, trustees or guardians, must submit, with each request, a completed certificate of authorization in a form of resolution acceptable to the Fund. The request must include other supporting legal documents as required from organizations, executors, administrators, trustees or others acting on accounts not registered in their names. For more information, please contact Shareholders Services at 1-800-560-6111.

Cancellation. A shareholder may not cancel or revoke a redemption order once instructions have been received and accepted. Driehaus Mutual Funds cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

Redemptions by the Fund. Driehaus Mutual Funds reserves the right to redeem shares in any account and send the proceeds to the owner if immediately after a redemption, the shares in the account do not have the Minimum Account Value as shown below:

		Minimum IRA
Fund	Minimum Account Value	Account Value

Driehaus International Growth Fund	$50,000	$50,000

Driehaus International Discovery Fund	$5,000	$1,500

Driehaus European Opportunity Fund	$5,000	$1,500

Driehaus Asia Pacific Growth Fund	$5,000	$1,500

Driehaus Emerging Markets Growth Fund	$5,000	$1,500

A shareholder would be notified that the account is below the minimum and would be allowed 30 days to increase the account before the account is redeemed.

In-Kind Redemptions. Driehaus Mutual Funds generally intends to pay all redemptions in cash. However, Driehaus Mutual Funds may pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities, if your requests over a 90-day period total more than $250,000 or 1% of the net assets of the relevant Fund, whichever is less.

Execution of Requests. If an order is placed prior to the close of regular trading on the NYSE (3:00 p.m., Central time) on any business day, the purchase of shares is executed at the net asset value determined as of the closing time that day. If the order is placed after that time, it will be effected on the next business day.

A redemption order will be executed at the price which is the net asset value determined after proper redemption instructions are received, minus the redemption fee, if applicable (see “How to Redeem Shares”). The redemption price received depends upon the Fund’s net asset value per share at the time of redemption and any applicable redemption fee. Therefore, it may be more or less than the price originally paid for the shares and may result in a realized capital gain or loss.

Each Fund will deduct a redemption fee of 2.00% from the redemption amount for shareholders who sell their shares within 60 days of purchase. This fee is paid to the Fund and is designed to offset the commission costs, market impact costs, tax consequences to the Fund, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

For shareholders who purchased shares on different days, the shares held the longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to shares that were acquired through reinvestment of distributions.

The Fund will normally mail payment for shares redeemed within seven days after proper instructions are received. If requested, the Fund will pay proceeds by wire, normally by the next business day. However, if it is not in the best interest of the Funds to do so, the Funds may take up to seven days to pay proceeds from shares redeemed by wire. Driehaus Mutual Funds is not responsible for the efficiency of the federal wire system or the shareholder’s financial services firm or bank. The Fund currently charges a shareholder $25 for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s firm or bank. Payment for shares redeemed within 15 days after they have been purchased by check may be delayed until the payment for the purchase of those shares has been cleared. Delays may be avoided if shares are purchased by certified or bank check, or by wire transfer.

Frequent Trading. Frequent trading of Fund shares, often in response to short-term fluctuations in the market, also known as “market timing,” is not permitted. Short-term or excessive trading into and out of a Fund may harm a Fund’s performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds reserve the right to reject any purchase orders, including exchanges, particularly from market timers or investors who may have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to a Fund. For these purposes, the Adviser may consider an investor’s trading history in the Funds and accounts under common ownership or control.

Shareholder Services and Policies

Exchanging Shares. Any of the Funds that you have held for 15 days or more may be exchanged for shares of any other Driehaus Mutual Fund in an identically registered account, provided the Fund(s) to be acquired is (are) registered for sale in your state of residence and you have met the minimum initial investment requirements. Procedures applicable to the purchase and redemption of a Fund’s shares are also applicable to exchanging shares, including the prices that you receive and pay for the shares you exchange. You will automatically have the ability to exchange shares by telephone unless you indicate on your application that you do not want this privilege. The Funds reserve the right to limit the number of exchanges between Funds and to reject any exchange order. The Funds reserve the right to modify or discontinue the exchange privilege at any time upon 60 days’ written notice. A capital gain or loss for tax purposes may be realized upon an exchange, depending upon the cost or other basis of shares redeemed. The 2.00% redemption fee which applies to shareholders who sell their shares within 60 days of purchase is also applied to shareholders who exchange their shares for other Driehaus Mutual Fund shares within 60 days of purchase.

Signature Guarantees. A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. In addition to certain signature requirements, a signature guarantee is required in any of the following circumstances:

•	A redemption request is over $100,000.
•	A redemption check is to be made payable to anyone other than the shareholder(s) of record or the name has been changed within 30 days of the request.
•	A redemption check is to be mailed to an address other than the address of record or the address has been changed within 30 days of the request.
•	A redemption amount is to be wired to a bank other than one previously authorized or the wire transfer instructions have been changed within 30 days of the request.

At the Funds’ discretion, signature guarantees also may be required for other redemptions. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who is a participant in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP), and the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not part of these programs will not be accepted.

Telephone Transactions. Shareholders will automatically have telephone redemption and exchange privileges unless on their account application, they indicate they do not want these privileges. Shareholders may also buy (by bank wire) shares by telephone. Shareholders engaging in telephone transactions should be aware that they may be forgoing some of the security associated with written requests. A shareholder may bear the risk of any resulting losses from a telephone transaction. The Funds will employ reasonable procedures to confirm that the telephonic instructions are genuine. If the Fund or their service providers fail to employ these measures, they may be liable for any losses arising from unauthorized or fraudulent instructions. In addition, the Funds reserve the right to record all telephone conversations. Please verify the accuracy of telephone instructions immediately upon receipt of confirmation statements.

Unusual Circumstances. During times of unusual economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In addition, in unusual circumstances, any Fund may temporarily suspend the processing of redemption requests, or may postpone payment of proceeds for up to seven days or longer as allowed by federal securities laws. In the event that you are unable to reach the Funds by telephone, requests may be mailed to the Funds at the address listed in “How to Redeem Shares.”

Dividend and Account Policies

Reinvestment of Distributions. Dividends and distributions payable by a Fund are automatically reinvested in additional shares of the Fund unless the investor indicates otherwise on the application.

Distributions and Taxes

Payment of Dividends and Other Distributions. Each Fund pays its shareholders dividends from its net investment income, and distributions from any capital gain net income that it has realized. A capital gain or loss for tax purposes may be realized upon the redemption or exchange of Fund shares, depending upon the cost or other basis of shares redeemed. Distributions are generally paid once a year. Each Fund intends to distribute at least 98% of any net investment income for the calendar year plus 98% of capital gain net income realized from the sale of securities net of any realized foreign exchange gains or losses during the 12 month period ended October 31 in that year, if any. Each Fund intends to distribute any undistributed net investment income and capital gain net income in the following year.

Tax Status of Dividends and Other Distributions. Shareholders will be subject to federal income tax at ordinary income tax rates on any dividends received that are derived from investment company taxable income, which includes short-term capital gains. Distributions of net capital gain, when designated as such by a Fund are taxable to the shareholder as long-term capital gains, regardless of how long shares of the Fund have been held by the shareholder. However, losses on shares held not longer than six months will be treated as long-term capital loss to the extent of any long-term capital gain dividends received by the shareholder. Distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in the following January are taxable as if paid on December 31 of the year declared.

Taxability of Distributions

	Tax Rate for	Tax Rate for
Type of Distribution	15% Bracket or lower	27% Bracket or above

Income Dividends	ordinary income rate	ordinary income rate
Short-term Capital Gains	ordinary income rate	ordinary income rate
Long-term Capital Gains	10%	20%
Qualified 5-year Capital Gains	8%	N/A

Investment income received by each Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that generally entitle each Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. Each Fund intends to operate so as to qualify for treaty-reduced tax rates where applicable.

To the extent that a Fund is liable for foreign income taxes, the Fund may operate so as to meet the requirements of the U.S. Internal Revenue Code to “pass through” to the Fund’s shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. If this election is made, shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the income taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The shareholders of the Fund may claim a credit by reason of the Fund’s election, subject to certain limitations imposed by the Code. Also, under the Code, no deduction for foreign taxes may be claimed by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder’s pro rata share of foreign taxes paid by the Fund. If a Fund does not make such an election, the foreign taxes paid by the Fund will reduce the Fund’s net investment income.

Buying a Distribution. A distribution paid after an investor purchases shares in a Fund will reduce the net asset value of the shares by the amount of the distribution, which nevertheless will be taxable to the shareholders even if it represents a return of a portion of the shareholder’s investment.

Backup Withholding. The Fund may be required to withhold federal income tax (“backup withholding”) at a 30% rate from taxable dividend, capital gain distributions and redemption proceeds paid to certain shareholders. Backup withholding may be required if:

•	An investor fails to furnish the investor’s properly certified social security or other tax identification number;
•	An investor fails to certify that the investor’s tax identification number is correct or that the investor is not subject to backup withholding due to the under reporting of certain income; or
•	The Internal Revenue Service informs the Fund that the investor’s tax identification number is incorrect.

These certifications are contained in the Application that should be completed and returned when opening an account. Each Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for a Fund to reimburse a shareholder for amounts withheld. A shareholder may, however, claim the amount withheld as a credit on the shareholder’s federal income tax return.

The foregoing discussion of U.S. and foreign taxation is not intended to be a full discussion of income tax laws and their effect on shareholders. U.S. and foreign shareholders should consult their tax advisers as to the tax consequences of ownership of any Fund shares.

FOR MORE INFORMATION

More information on these Funds is available without charge, upon request, including the following:

Annual/ Semi-Annual Reports

The annual and semi-annual reports to shareholders describes each Fund’s performance, lists portfolio holdings and contains a letter from the Fund’s Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Funds’ performance during the Funds’ last fiscal year. Management’s discussion of Fund performance is incorporated by reference into this prospectus from the reports to shareholders.

Statement of Additional Information (SAI)

The SAI provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission and is incorporated by reference.

To Obtain Information:

By Telephone

Call 1-800-560-6111

By Mail

Write to:
Driehaus Mutual Funds
P.O. Box 8855
Wilmington, DE 19899-8855

On the Internet

Text-only versions of Fund documents can be
viewed online or downloaded from:
www.driehaus.com

the SEC at http://www.sec.gov

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, D.C. (1-202-942-8090) or by sending your request by email at publicinfo@sec.gov or to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 (a duplicating fee is charged).

©2002, Driehaus Mutual Funds

1940 Act File No. 811-07655

Statement of Additional Information Dated May 1, 2002

DRIEHAUS MUTUAL FUNDS
25 East Erie Street
Chicago, Illinois 60611
1-800-560-6111

DRIEHAUS INTERNATIONAL GROWTH FUND
DRIEHAUS INTERNATIONAL DISCOVERY FUND
DRIEHAUS EUROPEAN OPPORTUNITY FUND
DRIEHAUS ASIA PACIFIC GROWTH FUND
DRIEHAUS EMERGING MARKETS GROWTH FUND

This Statement of Additional Information is not a prospectus, but provides additional information that should be read in conjunction with the Funds’ prospectus dated May 1, 2002 and any supplements thereto (“Prospectus”). The Prospectus may be obtained at no charge by telephoning 1-800-560-6111.

The financial statements appearing in the combined Driehaus International Growth Fund, Driehaus Asia Pacific Growth Fund, Driehaus International Discovery Fund, Driehaus European Opportunity Fund and Driehaus Emerging Markets Growth Fund Annual Reports to Shareholders for the fiscal year ended December 31, 2001 (the “Reports”) are incorporated herein by reference.

GENERAL INFORMATION AND HISTORY

Driehaus International Growth Fund, Driehaus International Discovery Fund, Driehaus European Opportunity Fund, Driehaus Asia Pacific Growth Fund, and Driehaus Emerging Markets Growth Fund (individually, a “Fund” and collectively the “Funds”) are each a series of the Driehaus Mutual Funds (the “Trust”), an open-end management investment company. Driehaus Capital Management, Inc. (the “Adviser”) provides management and investment advisory services to each Fund. The Trust is a Delaware business trust organized under an Agreement and Declaration of Trust (“Declaration of Trust”) dated May 31, 1996. The Declaration of Trust may be amended by a vote of either the Fund’s shareholders or its trustees. Driehaus Mutual Funds may issue an unlimited number of shares, in one or more series or classes as its Board of Trustees (the “Board”) may authorize. In October 1996, the Driehaus International Growth Fund succeeded to the assets of the Driehaus International Large Cap Fund, L.P. The Driehaus Asia Pacific Growth Fund and Driehaus Emerging Markets Growth Fund each commenced operations on December 31, 1997. The Driehaus International Discovery Fund and the Driehaus European Opportunity Fund commenced operations on December 31, 1998.

Each share of a Fund is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series, and all shares of a Fund have equal rights in the event of liquidation of that series.

As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of the Trust’s outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communication with other shareholders as if the Trust were subject to Section 16(c) of the Investment Company Act of 1940, as amended (the “1940 Act”). All shares of all series of Driehaus Mutual Funds are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual Funds, except that shares are voted by an individual Fund when required by the 1940 Act or other applicable law, or when the Board of Trustees determines that the matter affects only the interests of one or more Funds, in which case shareholders of the unaffected Funds are not entitled to vote on such matters.

PORTFOLIO INVESTMENTS AND RISK CONSIDERATIONS

General Investment Risks

As with all investments, at any given time the value of your shares in the Fund(s) may be worth more or less than the price you paid. The value of your shares depends on the value of the individual securities owned by the Funds which will go up and down depending on the performance of the company that issued the security, general market and economic conditions, and investor confidence. In addition, the market for securities generally rises and falls over time, usually in cycles. During any particular cycle, an investment style may be in or out of favor. If the market is not favoring the Funds’ style, a Fund’s gains may not be as big, or its losses may be larger than, other equity funds using different investment styles.

Foreign Securities

The Funds invest primarily in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions or expropriation of assets) than does investment in securities of domestic issuers. The Funds may also purchase foreign securities in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receivables (“GDRs”) or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European receipts evidencing a similar arrangement. Generally, ADRs are designed for the U.S. securities markets and EDRs and GDRs are designed for use in European and other foreign securities markets. The Funds may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, each Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

With respect to equities that are issued by foreign issuers or denominated in foreign currencies, each Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the Fund will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under “Currency Exchange Transactions.”)

Risks. Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities and positions which are generally denominated in foreign currencies, and utilization of forward currency contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

Although the Funds will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

Currency Exchange Transactions. Currency exchange transactions may be conducted either through forward currency contracts (“forward currency contracts”) or on a spot (i.e., cash) basis at the spot rate for purchasing currency prevailing in the foreign exchange market. Forward currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward currency contracts are usually entered into with banks and broker-dealers, are not exchange traded and are usually for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries in which the Funds may invest and serve as hedges against possible variations in the exchange rate between these currencies. Each Fund’s currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under “Synthetic Foreign Money Market Positions.” Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of each Fund accruing in connection with settlement of the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward currency contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows the Adviser to limit or reduce exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. Each Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that each Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, each Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward currency contracts for each currency held in each Fund. The Funds may not engage in “speculative” currency exchange transactions.

At the maturity of a forward contract to deliver a particular currency, each Fund may either sell the portfolio security related to such contract and make delivery of the currency, or retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Synthetic Foreign Money Market Positions. Each Fund may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, each Fund may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency money market instruments. The result of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical. Except to the extent a synthetic foreign money market position consists of a money market instrument denominated in a foreign currency, a synthetic foreign money market position shall not be deemed a “foreign security” for purposes of the policy that, under normal circumstances, the Driehaus International Growth Fund and the Driehaus International Discovery Fund will invest at least 65% of their respective total assets in at least three countries other than the United States, or for the purposes of the policies that the Driehaus European Opportunity Fund and the Driehaus Asia Pacific Growth Fund will invest at least 80% of their respective net assets in European countries and Asia Pacific companies, respectively, and the Driehaus Emerging Markets Growth Fund will invest at least 65% of its total assets in emerging markets companies.

Lending of Portfolio Securities

Subject to restriction (3) under “Investment Restrictions” in this Statement of Additional Information, each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by that Fund. Each Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Adviser’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Repurchase Agreements

Each Fund may invest in repurchase agreements, provided that it will not invest more than 15% of net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement is a sale of securities to the Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, the Fund could experience both losses and delays in liquidating its collateral.

Warrants

The Funds may purchase warrants, which are instruments that give holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Warrants are generally sold by companies intending to issue stock in the future, or by those seeking to raise cash by selling shares held in reserve.

Short Sales

The Funds may make short sales “against the box.” In a short sale, a Fund sells a borrowed security and is required to return the identical security to the lender. A short sale “against the box” involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale “against the box” enables each Fund to obtain the current market price of a security that it desires to sell but is unavailable for settlement.

Rule 144A Securities

The Funds may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 (the “1933 Act”). That Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to each Fund’s restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser will consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Line of Credit

Subject to restriction (4) under “Investment Restrictions” in this Statement of Additional Information, Driehaus Mutual Funds has established a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Currently the line of credit is available to each of the Funds.

Portfolio Turnover

Portfolio turnover rate is commonly measured by dividing the lesser of total purchases or sales for the period under consideration by the average portfolio value (i.e., the cumulative total investment in the account at the end of each month, divided by the number of months under consideration).

Derivatives

Consistent with its objective, each Fund may invest in a broad array of financial instruments and securities, commonly known as derivatives. (For these purposes, forward currency contracts are not considered “derivatives.”) The Funds may enter into conventional exchange-traded and nonexchange-traded options, futures contracts, futures options, swaps and similar transactions, such as caps, floors and collars, involving or relating to currencies, securities, interest rates, prices or other items. In each case, the value of the instrument or security is “derived” from the performance of an underlying asset or a “benchmark” such as a security, an index, an interest rate or a currency.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability or other factors. They also may be used in an effort to enhance portfolio returns.

The successful use of derivatives depends on the Adviser’s ability to correctly predict changes in the levels and directions of movements in currency exchange rates, security prices, interest rates and other market factors affecting the derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a derivative may not be well established. Finally, privately negotiated and over-the-counter derivatives may not be as well regulated and may be less marketable than exchange-traded derivatives.

The Funds may use equity linked certificates/notes/swaps (all derivatives) to further their investment objectives. Driehaus Asia Pacific Growth Fund, Driehaus Emerging Markets Growth Fund and Driehaus International Discovery Fund have purchased participation notes and the other Funds may also. In buying such derivatives, the Funds could be purchasing bank debt instruments, swaps or certificates that vary in value based on the value of the underlying benchmark security. The Funds buying such derivative instruments are subject to the risk of the inability or refusal of the counterparties in the transaction to perform.

A swap transaction is an individually negotiated, nonstandardized agreement between two parties to exchange cash flows (and sometimes principal amounts) measured by different interest rates, exchange rates, indices or prices, with payments generally calculated by reference to a principal (“notional”) amount or quantity. In general, swaps are agreements pursuant to which a Fund contracts with a bank or a broker/dealer to receive a return based on or indexed to the performance of an individual security or a basket of securities. A Fund usually will enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Adviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. Swap contracts are not traded on exchanges; rather, banks and dealers act as principals in these markets. As a result, a Fund will be subject to the risk of the inability or refusal to perform with respect to such contracts on the part of the counterparties with which the Fund trades. If there is a default by a counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market is generally not regulated by any governmental authority. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade.

The Funds intend to use interest rate, currency and index swaps as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.

Options on Securities and Indexes. The Funds may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade or similar entities, or quoted on NASDAQ. The Funds may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Funds will write call options and put options only if they are “covered.” For example, in the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain, or, if it is less, a Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

A put or call option purchased by a Fund is an asset of that Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased.

Futures Contracts and Options on Futures Contracts. The Funds may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index1 at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to, the Standard & Poor’s 500 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to, U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund’s securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund’s exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The Funds will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.

The success of any futures transaction depends on the Adviser correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, a Fund’s return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin paid or

[1]	A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of a Fund’s portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a Fund’s portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on Options and Futures. If other options, futures contracts or futures options of types other than those described herein are traded in the future, a Fund may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Fund’s investment objective.

A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are “in-the-money,”2 would exceed 5% of the Fund’s total assets.

When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, a Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

In order to comply with Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 and thereby avoid being deemed a “commodity pool operator,” a Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of CFTC Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the CFTC Regulations) may be excluded in computing such 5%.

INVESTMENT RESTRICTIONS

Each Fund operates under the following fundamental investment restrictions, which, together with the investment objective and fundamental policies, cannot be changed without the approval of a “majority of the outstanding voting securities,” which is defined in the 1940 Act to mean the lesser of (i) 67% of a Fund’s shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a Fund’s outstanding shares. Each Fund may not:

(1)	act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(2)	purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward currency contracts;

(3)	make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan);

[2]	A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

(4)	borrow, except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets, and the Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures and options on futures;

(5)	invest in a security if 25% or more of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry,[3] except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

(6)	issue any senior security except to the extent permitted under the Investment Company Act of 1940.

Each Fund is also subject to the following nonfundamental restrictions and policies, which may be changed by the Board of Trustees without shareholder approval. Each Fund may not:

(a)	invest in companies for the purpose of exercising control or management;

(b)	purchase, except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company (valued at time of purchase);

(c)	mortgage, pledge or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures and options on futures;

(d)	purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in a recapitalization, reorganization or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales; and

(e)	invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

If illiquid securities exceed 15% of a Fund’s net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers may not be able to dispose of them in a timely manner. As a result, a Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Fund to decline.

PURCHASES AND REDEMPTIONS

Purchases and redemptions are discussed in the Prospectus under the headings “How to Purchase Shares,” “How to Redeem Shares” and “Net Asset Value,” and that information is incorporated herein by reference. The Prospectus discloses that you may purchase (or redeem) shares through investment dealers or other institutions. It is the

[3]	For purposes of this investment restriction, each Fund uses industry classifications contained in Institutional Brokers Estimate System (“I/B/E/S”) Sector Industry Group Classification, published by I/B/E/S, an institutional research firm. To the extent that categorization by IBES is “Miscellaneous” or “Other” for an industry, the portfolio manager may change the industry IBES classification to a more appropriate or specific industry.

responsibility of any such institution to establish procedures insuring the prompt transmission to the Fund of any such purchase order.

Each Fund’s net asset value is determined on days on which the New York Stock Exchange (the “NYSE”) is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year’s Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

The Trust intends to pay all redemptions in cash and will pay cash for all redemptions orders, limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of $250,000 or one percent of the net assets of the relevant Fund, as measured at the beginning of such period. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of exchange-traded securities. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

The Trust reserves the right to suspend or postpone redemptions of shares of a Fund during any period when: (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

NET ASSET VALUE

The net asset value of a share of a Fund is calculated by dividing (i) the value of the securities held by the Fund (i.e., the value of its investments), plus any cash or other assets, minus all liabilities (including accrued estimated expenses on an annual basis), by (ii) the total number of outstanding shares of the Fund. Investment securities, including ADRs, EDRs and GDRs, that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the regular close of business on the NYSE (3:00 p.m. Central time) on the day the securities are being valued, or lacking any sales, at either (i) the last bid prices or (ii) the mean between the closing bid and asked prices. Other over-the-counter securities are valued at the mean between the closing bid and asked prices. Net asset value will not be determined on days when the NYSE is closed, unless, in the judgment of the Board, the net asset value of a Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m. Central time.

In the event that the NYSE or the relevant national securities exchange adopts different trading hours on a temporary basis, Fund net asset value will be computed at the close of the exchange.

Trading in securities on most foreign securities exchanges and over-the-counter markets is normally completed well before the close of the NYSE except securities trading primarily on Central and South American exchanges. Such securities are valued at the last sale price as of the regular close of the relevant exchange. For securities that trade primarily on an exchange that closes after the NYSE, the price of the security will be determined at 1:00 p.m. Central time. In addition, foreign securities trading may not take place on all business days and may occur in various foreign markets on days which are not business days in domestic markets and on which net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the calculation of net asset value unless the Adviser, by or under the direction of the Board’s Pricing Committee, deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value into U.S. dollars at the spot exchange rates at 10:00 a.m. Central time or at such other rates as the Adviser may determine to be appropriate in computing net asset value.

Securities and assets for which market quotations are not readily available are valued at fair value determined by the Adviser’s Pricing Committee pursuant to methodologies established in good faith by the Board of Trustees. If the

Adviser’s Pricing Committee determines that the foregoing methods do not accurately reflect current market value, securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Trustees or its Pricing Committee. Such valuations and procedures will be reviewed periodically by the Board of Trustees.

The Fund uses pricing services approved by its Board of Trustees. Prices of equity securities provided by such services represent the last sale price on the exchange where the security is primarily traded. Exchange rates of currencies provided by such services are sourced, where possible, from multi-contributor quotations. Normally, the rate will be based upon commercial interbank bid and offer quotes. Representative rates are selected for each currency based upon the latest quotation taken from contributors at short intervals prior to pricing. Prices of bonds by such services represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of values from dealers and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations.

Long-term debt obligations are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Adviser deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used, as discussed below. Debt securities with maturities of 60 days or less are valued (i) at amortized cost if their term to maturity from date of purchase is less than 60 days, or (ii) by amortizing, from the 61st day prior to maturity, their value on the 61st day prior to maturity if their term to maturity from date of purchase by a Fund is more than 60 days, unless this is determined by the Fund’s Board of Trustees not to represent fair value. Repurchase agreements are valued at cost plus accrued interest.

U.S. Government securities are traded in the over-the-counter market and are valued at the mean between the last available bid and asked prices, except that securities with a demand feature exercisable within one to seven days are valued at par. Such valuations are based on quotations of one or more dealers that make markets in the securities as obtained from such dealers, or on the evaluation of a pricing service.

Options, futures contracts and options thereon, which are traded on exchanges, are valued at their last sale or settlement price as of the close of such exchanges or, if no sales are reported, at the mean between the last reported bid and asked prices. If an options or futures exchange closes later than 3:00 p.m. Central time, the options or futures traded on it are valued based on the sale price, or on the mean between the bid and ask prices, as the case may be, as of 3:00 p.m. Central time.

MANAGEMENT

The officers of the Trust manage its day-to-day operations under the direction of the Trust’s Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of each Fund and to provide oversight of the management of the Funds. A majority of the Trust’s Board members are not affiliated with the Adviser or Driehaus Securities Corporation (the "Distributor"). Each Trustee will serve as a Trustee until (i) termination of the Trust, or (ii) until the Trustee’s retirement, resignation, or death, or (iii) as otherwise specified in the Trust’s governing documents. Officers of the Trust are elected by the Board on an annual basis.

The following table sets forth certain information with respect to the Trustees of the Trust:

				Number of
		Term of Office and	Principal	Portfolios in Fund
Name, Address and Age	Position(s) Held	Length of Time	Occupation(s)	Complex Overseen by	Other Directorships
	with Fund	Served**	During Past 5 Years	Trustee	Held by Trustee

Interested Trustees:* Richard H. Driehaus, 59 25 East Erie Street Chicago, IL 60611	Trustee; Chairman; President	Since 1996	Chairman of the Board and Chief Executive Officer of the Adviser; Chairman of the Board of Driehaus Securities Corporation; Chief Executive Officer of Driehaus Capital Management, L.L.C.; Chief Investment Officer; Portfolio Manager of the Adviser and Driehaus Capital Management, L.L.C.	5	Director of Driehaus Capital Management, Inc.; Driehaus Securities Corporation; Driehaus Enterprise Management, Inc.; Vintage Properties, Inc.; and 25 East Erie Corp.

Robert F. Moyer, 55 25 East Erie Street Chicago, IL 60611	Trustee; Senior Vice President	Since 1996	President of the Adviser and Driehaus Securities Corporation; President and Chief Operating Officer of Driehaus Capital Management, L.L.C.	5	None

Independent Trustees:

Francis J. Harmon, 59 25 East Erie Street Chicago, IL 60611	Trustee	Since 1998	Principal Account Executive – Labor Affairs, Blue Cross and Blue Shield	5	None

A.R. Umans, 74 25 East Erie Street Chicago, IL 60611	Trustee	Since 1996	Chairman of the Board and Chief Executive Officer, RHC/Spacemaster Corporation (manufacturing corporation)	5	None

Daniel F. Zemanek, 59 25 East Erie Street Chicago, IL 60611	Trustee	Since 1996	Consultant, real estate development, since August, 1998; Senior Vice President of Real Estate, Una Mas Restaurants, Inc., from 1996 to 1998	5	None

*	Mr. Driehaus and Mr. Moyer are “interested persons” of the Trust, the Adviser and the Distributor as defined in the Investment Company Act of 1940, as amended, because they are officers of the Adviser and the Distributor. In addition, Mr. Driehaus controls the Adviser and the Distributor.
**	Each Trustee will serve as a Trustee of the Trust until (i) termination of the Trust, or (ii) until the Trustee’s retirement, resignation, death, or (iii) as otherwise specified in the Trust’s governing documents.

The following table sets forth certain information with respect to the advisory board member and officers of the Trust:

	Position(s) Held	Length of Time
Name, Address and Age	with Fund	Served	Principal Occupation(s) During Past 5 Years

Arthur B. Mellin[1], 59 190 South LaSalle Street Chicago, IL 60603	Advisory Board Member	Since 1998	President of Mellin Securities Incorporated and Mellin Asset Management, Inc.

William R. Andersen, 43 25 East Erie Street Chicago, IL 60611	Vice President	Since 1996	Senior Vice President, Chief Investment Officer – International and Portfolio Manager of the Adviser; Portfolio Manager of the Adviser thereto

Diane L. Wallace, 43 25 East Erie Street Chicago, IL 60611	Vice President; Treasurer	Since 1996	Senior Vice President-Operations of the Adviser, Driehaus Securities Corporation and Driehaus Capital Management, L.L.C.

Mary H. Weiss, 53 25 East Erie Street Chicago, IL 60611	Vice President; Secretary	Since 1996	Vice President and Secretary of the Adviser and Driehaus Securities Corporation; Vice President, Secretary and Chief Legal Officer of Driehaus Capital Management, L.L.C.

Dusko Culafic, 43 25 East Erie Street Chicago, IL 60611	Assistant Treasurer	Since 1996	Vice President and Treasurer of the Adviser and Driehaus Securities Corporation; Vice President, Treasurer and Chief Financial Officer of Driehaus Capital Management, L.L.C.

Jennifer L. Billingsley, 39 25 East Erie Street Chicago, IL 60611	Assistant Secretary	Since 1996	Senior Attorney with the Adviser since 2000; Attorney with Adviser since 1996

[1]	Mr. Driehaus and Mr. Mellin are brothers-in-law.

Trustee’s and Officer’s Role with Principal Underwriter: Driehaus Securities Corporation

Richard H. Driehaus	Chairman and Director
Robert F. Moyer	President
Diane L. Wallace	Senior Vice President-Operations
Mary H. Weiss	Vice President; Secretary
Dusko Culafic	Vice President; Treasurer
Jamie Mellin	Assistant Vice President
Theresa Fredrick	Assistant Vice President-Operations
Janet McWilliams	Assistant Secretary

Board Committees: The Trust’s Board has the following committees:

Audit Committee. The Audit Committee makes recommendations regarding the selection of independent auditors for the Funds, confers with the independent auditors regarding the Funds’ financial statements, the results of audits and related matters, monitors each Fund’s accounting policies and internal control systems, and performs such other tasks as the full Board deems necessary or appropriate. The Board has adopted a written charter setting forth the Audit Committee’s responsibilities. The Audit Committee receives annual representations from the auditors as to their independence. All independent trustees serve as members of the Audit Committee. The Audit Committee held 2 meetings during the Funds’ last fiscal year.

Pricing Committee: The Pricing Committee reviews pricing procedures adopted by the Board, determines fair value of the Funds’ securities as needed in accordance with the pricing procedures and performs such other tasks as the full Board deems necessary. Robert F. Moyer is the member of the Pricing Committee. The Pricing Committee held 3 meetings during the Funds’ last fiscal year.

Executive Committee. The Executive Committee is authorized to exercise all powers of the Board, subject to certain statutory exceptions. The members of the Executive Committee are Richard H. Driehaus (Chairman), Robert F. Moyer and A.R. Umans. The Executive Committee did not hold any meetings during the Funds’ last fiscal year.

COMPENSATION OF TRUSTEES

Officers and trustees affiliated with the Adviser serve without any compensation from the Trust. In compensation for their services to the Trust, trustees who are not affiliates of the Trust or the Adviser are paid $2,500 for each Board meeting attended and $500 for each committee meeting attended, and are reimbursed for out-of-pocket expenses. The Trust has no retirement or pension plan. The following table sets forth the compensation paid by the Trust and the Fund Complex during calendar year 2001 to each of the non-interested trustees:

	Total
	Compensation	Total 2001
	from the	Calendar Year
Name of Trustee	Trust*	Compensation from Fund Complex

A.R. Umans	$11,500	$11,500
Daniel F. Zemanek	$11,500	$11,500
Francis J. Harmon	$11,500	$11,500

*	Includes compensation paid to each Trustee by each Fund.

TRUSTEES’ OWNERSHIP OF FUND SHARES

The following table sets forth, for each Trustee, the dollar range of equity securities owned in each Fund as of December 31, 2001. In addition, the last row shows the aggregate dollar range of equity securities owned as of December 31, 2001 in the Trust.

Name of Trustee and Dollar Range of Fund Shares Owned

	Richard H.	Robert F.	A.R.	Daniel F	Francis J.
Name of Fund	Driehaus	Moyer	Umans	Zemanek*	Harmon

Driehaus International Growth Fund	Over $100,000	N/A	$50,001-$100,000	N/A	N/A
Driehaus International Discovery Fund	Over $100,000	$1-$10,000	$10,001-$50,000	N/A	N/A
Driehaus European Opportunity Fund	Over $100,000	$50,001-$100,000	$10,001-$50,000	N/A	N/A
Driehaus Asia Pacific Growth Fund	Over $100,000	N/A	$10,001-$50,000	N/A	N/A
Driehaus Emerging Markets Growth Fund	Over $100,000	$1-$10,000	$10,001-$50,000	N/A	N/A
Aggregate Dollar Range of Equity Securities Owned by Trustee	Over $100,000	$50,001-$100,000	Over $100,000	N/A	N/A

*	As of February 14, 2002, Mr. Zemanek owned a dollar range of $10,001-$50,000 of shares of Driehaus European Opportunity Fund.

As of March 31, 2002, the Trust’s officers, Trustees and advisory board member as a group owned (or held a shared investment or voting power with respect to) shares of each Fund in the amounts shown according to the percentage shown in the following table:

Fund	# of Shares	% Owned

Driehaus International Growth Fund	58,092	0.2%
Driehaus International Discovery Fund	306,417	11.6%
Driehaus European Opportunity Fund	93,246	8.1%
Driehaus Asia Pacific Growth Fund	339,686	19.7%
Driehaus Emerging Markets Growth Fund	670,103	25.6%

PRINCIPAL SHAREHOLDERS

As of March 31, 2002, no persons or entities owned of record or, to the Funds’ knowledge, owned beneficially 5% or more of the shares of a Fund except the persons or entities indicated below.

Name and Address	Fund(s)	% Owned

Charles Schwab & Co., Inc	Driehaus International Growth Fund	11.8%
101 Montgomery Street	Driehaus International Discovery Fund	8.6%
San Francisco, CA 94104-4122	Driehaus European Opportunity Fund	18.0%
	Driehaus Asia Pacific Growth Fund	18.2%
	Driehaus Emerging Markets Growth Fund	11.2%

Covenant Ministries of Benevolence Corp.	Driehaus International Discovery Fund	5.2%
5145 N. California Avenue	Driehaus Asia Pacific Growth Fund	7.7%
Chicago, IL 60625-3642

Driehaus Associates Fund	Driehaus International Discovery Fund	8.3%
25 East Erie Street
Chicago, IL 60611

Driehaus Companies Profit Sharing Plan	Driehaus International Discovery Fund	11.2%
and Trust	Driehaus European Opportunity Fund	13.7%
25 East Erie Street	Driehaus Emerging Markets Growth Fund	14.5%
Chicago, IL 60611

Edward Lowe Foundation	Driehaus European Opportunity Fund	5.3%
58220 Decatur Road
P.O. Box 385
Cassopolis, MI 49031-0385

Evangelical Covenant Church	Driehaus International Discovery Fund	5.5%
EMP Retirement Plan	Driehaus Asia Pacific Growth Fund	5.6%
5145 N. California Avenue
Chicago, IL 60625-3642

Harris Trust & Savings Bank	Driehaus International Discovery Fund	10.9%
FBO Richard H. Driehaus	Driehaus European Opportunity Fund	7.3%
111 West Monroe Street	Driehaus Asia Pacific Growth Fund	19.7%
Chicago, IL 60603-4096	Driehaus Emerging Markets Growth Fund	25.1%

Iowa State University Foundation	Driehaus International Growth Fund	9.0%
2229 Lincoln Way
Ames, IA 50014-7163

John J. Pairitz & John M. Pycik	Driehaus European Opportunity Fund	5.3%
FBO Lowe Charitable Trust
58220 Decatur Road
P.O. Box 385
Cassopolis, MI 49031-0385

National Financial Services Corp.	Driehaus International Growth Fund	5.7%
200 Liberty Street, 5th Floor	Driehaus International Discovery Fund	6.6%
New York, NY 10281-1003	Driehaus European Opportunity Fund	5.8%
	Driehaus Asia Pacific Growth Fund	8.9%
	Driehaus Emerging Markets Growth Fund	12.0%

Samuel H. Kress Foundation	Driehaus International Growth Fund	5.5%
174 East 80th Street
New York, NY 10021-0439

Stedman West Family Partnership, LTD.	Driehaus Asia Pacific Growth Fund	7.4%
P.O. Box 7
Houston, TX 77001-0007

The Bank of New York Company	Driehaus International Growth Fund	5.2%
FBO Precision Casparts Corp. Trust
1 Wall Street, 12th Floor
New York, NY 10286-0001

The Richard H. Driehaus Foundation	Driehaus International Discovery Fund	8.2%
25 East Erie Street	Driehaus Asia Pacific Growth Fund	8.5%
Chicago, IL 60611

HOLDINGS IN CERTAIN AFFILIATES OF THE ADVISER

The Board of Trustees is comprised of a majority of members who are classified under the 1940 Act as “non-interested” persons of the Trust and are often referred to as “independent trustees.” In addition to investing in the various Funds of the Trust, independent trustees may invest in limited partnerships that are managed by the Adviser and an affiliate of the Adviser. The independent trustees may also from time to time, invest in other investment ventures in which affiliates and employees of the Adviser also invest.

The following table sets forth, as of December 31, 2001, the beneficial or record ownership of the securities of any entity other than another registered investment company, controlling, controlled by or under common control with the Adviser. This information is provided for each Independent Trustee, and his immediate family members.

	Name of Owners and
Name of Trustee	Relationships to Trustee	Company	Title of Class(1)	Value of Securities		Percent of Class

A.R. Umans	A.R. Umans	JMP Media, L.L.C		$379,187	(2)	4.23%
	A.R. Umans	Great Lakes Towers II, L.L.C		$300,000	(2)	10%
	A.R. Umans	Great Lakes Towers III, L.L.C		$500,000	(2)	10%
	A.R. Umans	Midwest Tower Partners, L.L.C		$310,000	(2)	10%
	A.R. Umans; Mrs. Umans (spouse)	Driehaus Institutional Mid Cap L.P.		$487,545		1.57%
	Mrs. Umans (spouse)	Driehaus Institutional Small Cap, L.P.		$523,623		1.53%
Francis J. Harmon	Francis J. Harmon Revocable Trust Dated 08/18/97	Driehaus Institutional Mid Cap L.P.		$36,337		0.12%
	Margaret A. Harmon Revocable Trust Dated 08/18/97 (spouse)	Driehaus Institutional Mid Cap L.P.		$42,334		0.44%
	Margaret A. Harmon Revocable Trust Dated 08/18/97 (spouse)	Driehaus Institutional Small Cap, L.P.		$79,164		0.23%

(1)	Interests in limited partnerships or limited liability companies.

(2)	Values are based on original investment value. No current valuations are available.

INVESTMENT ADVISORY SERVICES

The Adviser is controlled by Richard H. Driehaus, as sole shareholder and chief executive officer. The principal nature of Mr. Driehaus’ business is investment advisory and brokerage services. The Adviser provides office space and executive and other personnel to the Trust. The Trust pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges and securities registration and custodian fees and expenses incidental to its organization.

The advisory agreement provides that neither the Adviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to the Fund or any shareholder of the Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

Any expenses that are attributable solely to the organization, operation or business of a Fund shall be paid solely out of the Fund’s assets. Any expenses incurred by the Fund that are not solely attributable to a particular series are apportioned in such manner as the Adviser determines is fair and appropriate, unless otherwise specified by the Board of Trustees. In return for its services, the Adviser receives a monthly fee from the Funds, computed and accrued daily, at an annual rate of 1.5% of average net assets of each Fund. These fees are higher than the fees paid by most mutual funds. The following table shows the fees paid by each Fund (before any waivers) under the advisory agreement to the Adviser for each Fund’s last three fiscal years. The table also shows each Fund’s maximum operating expense based on the Adviser agreeing to absorb other operating expenses to the extent necessary to ensure that the total annual fund operating expenses (after all applicable waivers) do not exceed the percentage of average net assets applicable for each Fund shown. For the period July 1, 2002 through June 30, 2003, each Fund will be reimbursed for total expenses (reduced by amounts from commission recapture programs that are applied to pay Fund expenses) exceeding the expense cap shown in the table below.

	Advisory Fees Paid for Fiscal Years			Maximum Operating Expense

Fund Name	2001	2000	1999	(% of Average Net Assets)

Driehaus International Growth Fund	$3,143,895	$6,097,235	$4,080,429	N/A
Driehaus International Discovery Fund	690,649	860,540	146,812	2.50% through May 31, 1999 2.40% May 31, 1999 through June 30, 2003
Driehaus European Opportunity Fund	439,143	810,497	106,633	2.10% through June 30, 2003
Driehaus Asia Pacific Growth Fund	281,033	489,774	175,273	2.95% through May 31, 1999 2.50% May 31, 1999 through June 30, 2003
Driehaus Emerging Markets Growth Fund	344,057	346,354	93,249	2.75% through May 31, 1999 2.50% May 31, 1999 through June 30, 2003

The Adviser, the Funds, and the Distributor have each adopted a code of ethics. Access persons (as defined in the code) are permitted to make personal securities transactions, subject to requirements and restrictions set forth in such code of ethics. The code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. The code of ethics also prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of broker confirmations and reporting of securities transactions. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances after review by appropriate personnel.

The Adviser manages not only the Funds but other investment accounts. Simultaneous transactions may occur when several Funds and investment accounts are managed by the same investment adviser and the same security is suitable for the investment objective of more than one Fund or investment account. When two or more investment accounts are simultaneously engaged in the purchase or sale of the same security, including initial public offerings (“IPOs”), the prices and amounts are allocated in accordance with procedures, established by the Adviser, and believed to be appropriate and equitable for each investment account. In some cases, this process could have a detrimental effect on the price or value of the security as far as each Fund is concerned. In other cases, however, the ability of the Funds to participate in volume transactions may produce better executions and prices for the Funds.

Board Consideration of Advisory Agreement

The Board meets periodically to review the investment performance of the Funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. At least annually, the Trustees, including the independent trustees, review the fees paid to the Adviser and its affiliates for investment advisory services and other administrative services. In this regard, they evaluate, among other things, each Fund’s investment performance, qualifications and experience of personnel of the Adviser rendering services, the quality of the various other services provided, costs incurred by the Adviser and its affiliates, the Adviser’s profit, and comparative information regarding fees, expenses and performance of competitive funds.

The Funds’ current advisory agreement with the Adviser is renewable for successive one-year periods only if (1) each renewal is approved by a vote of the Board of Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) or any such party, cast in person at a meeting called for such purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of each Fund’s outstanding voting securities. The agreement is automatically terminated upon assignment and may be terminated at any time by either party without penalty by sixty (60) days’ written notice.

The Board of the Trust approved the renewal of each Fund’s advisory agreement on September 7, 2001. The Board concluded that the terms of the advisory agreement between the Adviser and each Fund are fair and reasonable and the continuance of each agreement is in the best interest of each Fund.

In connection with its review of the advisory agreement, the Board received information from the Adviser relating to the management fees charged and services provided, including (i) information about the nature and quality of services provided by the Adviser under the investment management agreement; (ii) information about the management fees, expense ratios and asset sizes of the Funds relative to peer groups; (iii) information about the level of the Adviser’s profits with respect to the management of the Funds, including the methodology used to allocate costs among Funds advised by the Adviser; and (iv) information about the short-term and long-term performance of the Funds relative to appropriate peer groups and one or a combination of market indices.

Investment Performance. The Board reviewed each Fund’s long-term performance and considered factors contributing to short-term underperformance of certain funds advised by the Adviser relative to appropriate peer groups and steps taken by the Adviser to improve such underperformance.

Fees and Expenses. The Board considered each Fund’s management fee rates, expense ratios and asset sizes relative to an appropriate peer group of funds, including information about costs related to the growth investment style of the Funds and the commitment by the Adviser to subsidize the Funds by reimbursing expenses.

Profitability. The Board considered the Funds’ advisory fee relative to the Adviser’s profitability and reviewed the Adviser’s methodology in allocating its costs to the management of the Funds. The Board considered the Adviser’s payment of distribution expenses.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Funds. The Board also considered whether the management fee rate is reasonable in relation to the asset size of the Funds.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative services performed by the Adviser and its affiliated companies. The Board considered the quality of trade execution obtained by the Adviser.

Other Benefits to the Adviser. The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliates, including the receipt of research through the use of soft dollars, and the receipt of brokerage commissions for the execution of portfolio transactions.

DISTRIBUTOR

     As of December 31, 1998, the Shares of the Funds are distributed by Driehaus Securities Corporation (“DSC”) under a Distribution Agreement with the Trust. The Distribution Agreement has an initial period of two years and continues in effect thereafter from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses. The Adviser bears all sales and promotional expenses, including any payments to DSC for the sales of Fund shares.

As agent, DSC will offer shares of the Fund to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. In addition, no sales commission or “12b-1” fees are paid by the Funds. DSC will offer the Funds’ shares only on a best-efforts basis.

ADMINISTRATOR

PFPC Inc. (“PFPC”), 103 Bellevue Parkway, Wilmington, Delaware 19809, is the administrator for the Trust. The asset-based fee for administrative and accounting services for the Driehaus International Growth Fund is:

     .125% of the first $200 million of average net assets;
     .09% of the next $200 million of average net assets;
     .07% of the next $200 million of average net assets; and
     .05% of average net assets in excess of $600 million.

The asset-based fee for administration and accounting services for the Driehaus Asia Pacific Growth Fund, the Driehaus Emerging Market Growth Fund, the Driehaus International Discovery Fund, and the Driehaus European Opportunity Fund is:

     .14% of first $200 million of average net assets;
     .09% of next $200 million of average net assets;
     .07% of next $200 million of average net assets; and
     .05% of average net assets in excess of $600 million.

For fiscal year 2001, 2000 and 1999, Driehaus International Growth Fund paid PFPC Inc. administrative fees of $253,975, $429,749 and $314,358, respectively. For fiscal year 2001, 2000 and 1999, Driehaus International Discovery Fund paid administrative fees to PFPC Inc. of $77,612, $80,277 and $13,702, respectively. For fiscal year 2001, 2000 and 1999, Driehaus European Opportunity Fund paid administrative fees to PFPC Inc. of $66,922, $75,646 and $9,952, respectively. For fiscal year 2001, 2000 and 1999, Driehaus Asia Pacific Growth Fund paid administrative fees to PFPC Inc. of $114,000, $70,126 and $16,359, respectively. For fiscal year 2001, 2000 and 1999, Driehaus Emerging Markets Growth Fund paid PFPC Inc. administrative fees of $114,000, $57,238 and $8,703, respectively.

CUSTODIAN

JP Morgan Chase Bank at 3 CMC Metrotech, 8th Floor, Brooklyn, NY 11245, is the Trust’s custodian (the “Custodian”). It is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments and performing other administrative duties, all as directed by authorized persons. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Funds.

Portfolio securities purchased in the U.S. are maintained in the custody of the Custodian or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of the Custodian’s global custody network and foreign depositories (“foreign subcustodians”). With respect to foreign subcustodians, there can be no assurance that a Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign subcustodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign subcustodians, or application of foreign law to a Fund’s foreign subcustodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the United States.

The Fund may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.

TRANSFER AGENT

PFPC, 103 Bellevue Parkway, Wilmington, Delaware 19809, is the Funds’ transfer agent, registrar, dividend-disbursing agent and shareholder servicing agent. As such, PFPC provides certain bookkeeping and data processing services and services pertaining to the maintenance of shareholder accounts.

INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants for Driehaus Mutual Funds are Arthur Andersen LLP. The accountants audit and report on each Fund’s annual financial statements, review certain regulatory reports and each Fund’s federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by Driehaus Mutual Funds.

PORTFOLIO TRANSACTIONS

The Adviser uses the trading room staff of DSC, an affiliate of the Adviser, to place the orders for the purchase and sale of a Fund’s securities and options and futures contracts. The Adviser’s overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Adviser’s knowledge (including the knowledge of the trading room staff of DSC) of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; the Adviser’s knowledge (including the knowledge of the trading room staff of DSC) of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Adviser’s knowledge (including the knowledge of the trading room staff of DSC) of actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, the Adviser may cause a Fund to pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction, provided that the Adviser determines in good faith that the commission is reasonable in relation to the services received. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Adviser’s staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Adviser and reports are made quarterly to the Board of Trustees.

To the extent directed by management of the Funds, the Adviser will execute purchases and sales of portfolio securities for a Fund through brokers or dealers for the purpose of providing direct benefits to the Fund, subject to the Adviser seeking best execution. However, brokerage commissions or transaction costs in such transactions may be higher, and the Fund may receive less favorable prices than those which the Adviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund.

Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, DSC. Each Fund has been advised that the Adviser intends to execute most (or all) transactions in securities traded on U.S. exchanges, including ADRs, through DSC. In order for DSC to effect any such transaction for a Fund, the commissions, fees or other remuneration received by DSC must be reasonable and fair, compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities, futures or options on futures being purchased or sold on an exchange during a comparable period of time. This standard would allow DSC to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Board of Trustees, including a majority of the trustees who are not “interested” trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to DSC are consistent with the foregoing standard. For the fiscal year ended December 31, 1999, the Driehaus International Growth Fund paid brokerage commissions of $3,892,385 of which $339,700 (8.7%) were paid to DSC, the Driehaus International Discovery Fund paid $195,323, of which $18,360 (9.4%) were paid to DSC, the Driehaus European Opportunity Fund paid $100,884, of which $120 (0.1%) were paid to DSC, the Driehaus Asia Pacific Growth Fund paid $327,617, of which $5,063 (1.5%) were paid to DSC, and the Driehaus Emerging Markets Growth Fund paid $156,962, of which $26,877 (1.7%), were paid to DSC. For the fiscal year ended December 31, 2000, the Driehaus International Growth Fund paid brokerage commissions of $6,847,748 of which $465,208 (6.8%) were paid to DSC, the Driehaus International Discovery Fund paid $1,340,522, of which $77,095 (5.8%) were paid to DSC, the Driehaus European Opportunity Fund paid $1,267,660, of which $16,256 (1.3%) were paid to DSC, the Driehaus Asia Pacific Growth Fund paid $1,240,336, of which $58,011 (4.7%) were paid to DSC, and the Driehaus Emerging Markets Growth Fund paid $584,256, of which $127,110 (21.8%), were paid to DSC. For the fiscal year ended December 31, 2001, the Driehaus International Growth Fund paid brokerage commissions of $4,820,630, of which $714,380 (14.8%) were paid to DSC, the Driehaus Emerging Markets Growth Fund paid $753,777, of which $156,308 (20.7%) were paid to DSC, the Driehaus Asia Pacific Growth Fund paid $682,278, of which $51,153 (7.5%) were paid to DSC, the Driehaus International Discovery Fund paid $1,508,204, of which $101,716 (6.7%) were paid to DSC, and the Driehaus European Opportunity Fund paid $770,136, of which $31,982 (4.2%) were paid to DSC.

With respect to issues of securities involving brokerage commissions, when more than one broker or dealer (other than DSC) is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for a Fund, the Adviser may select a broker or dealer that furnishes it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends and similar data, computer data bases, quotation equipment and services, research-oriented computer software and services, monitoring and reporting services, and services of economic and other consultants consistent with Section 28(e). As a result of such research, the Adviser may cause a Fund to pay commissions that are higher than otherwise obtainable from other brokers, provided that the Adviser determines in good faith that the commissions are reasonable in relation to the research products and services provided by the broker. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Adviser uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients’ accounts in the aggregate, including the Fund, to such brokers or dealers to ensure the continued receipt of research products or services the Adviser feels are useful. In certain instances, the Adviser may receive from brokers and dealers products or services that are used both as investment research and for administrative, marketing or other nonresearch purposes. In such instances, the Adviser will make a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, and this allocation process poses a potential conflict of interest to the Adviser. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions by clients (including the Fund), while the portions of the costs attributable to nonresearch usage of such products or services is paid by the Adviser in cash. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of the Adviser, and not all such research products or services are used in connection with the management of the Fund. Information received from brokers by the Adviser will be in addition to, and not in lieu of, the services required to be performed under the advisory agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

With respect to a Fund’s purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Adviser may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Adviser’s attention, including investment research related to the security and provided to the Fund.

The Fund may arrange for its custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for a Fund’s portfolio securities, to the extent consistent with best price and execution. If such arrangements are made the custodian will credit any such fees received against its custodial fees.

ADDITIONAL INCOME TAX CONSIDERATIONS

The following is intended to be a general summary of certain federal income tax consequences of investing in one or more Funds. It is not intended as a complete discussion of all consequences, nor does it purport to deal with all categories of investments.

Each Fund is treated as a separate entity for accounting and tax purposes. Each Fund has qualified for, and intends to continue to comply with the special provisions of Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code"). Such provisions generally relieve a Fund of federal income tax to the extent its net investment income and capital gains are currently distributed to shareholders. In order to qualify for such provisions, each Fund must maintain a diversified portfolio, which requires that at the close of each quarter (i) at least 50% of the value of its total assets be represented by cash or cash items, Government securities, securities of other regulated investment companies and securities of other issuers in which not greater in value than 5% of the value of the Fund’s total assets are invested and not more than 10% of the outstanding voting securities of such issuer are held; and (ii) not more than 25% of the total value of the total assets of the Fund are invested in the securities (other than Government securities or the securities of other regulated investment companies) of any one issuer.

Because dividend and capital gain distributions reduce net asset value, a shareholder who purchases shares shortly before a record date will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to the shareholder, even if the net asset value of shares were reduced below such shareholder’s cost. However, for federal income tax purposes the shareholder’s original cost would continue as his or her tax basis.

To the extent a Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the value of the Fund’s total assets at the close of any fiscal year consists of stock or securities in foreign corporations, and the Fund distributes at least 90% of its investment company taxable income and net tax exempt interest, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received, (ii) treat such respective pro rata shares as foreign income taxes paid by them, and (iii) deduct such pro rata shares in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their United States income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit may be required to treat a portion of dividends received from the Fund as separate category income for purposes of computing the limitations on the foreign tax credit available to such shareholders. Tax-exempt shareholders will not ordinarily benefit from this election relating to foreign taxes. Each year, the Fund will notify shareholders of the amount of (i) each shareholder’s pro rata share of foreign income taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country, if the Fund qualifies to pass along such credit. If a Fund does not make such an election, the net investment income of that particular Fund will be reduced and the shareholders will not be able to deduct their pro rata share of foreign taxes paid by the Fund.

Each Fund may engage in certain options, futures and foreign currency transactions. Such transactions are generally subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses or alter the holding periods of certain of the Fund’s portfolio securities. If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and options on futures exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

If a Fund writes an equity call option* other than a “qualified covered call option,” as defined in the Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

For federal income tax purposes, each Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options, non-equity options positions and certain foreign currency contracts (“year-end mark-to-market”). Generally, any gain or loss recognized with respect to such positions deemed to be is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a “mixed straddle,” in which an election is properly made, the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund: (1) will generally affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

The Funds may enter into swaps or other notional principal contracts. Payments made or received pursuant to the terms of a notional principal contract are divided into two types—periodic payments and nonperiodic payments. Periodic payments are payments made or received pursuant to a notional principal contract that are payable at intervals of one year or less during the entire term of the contract, that are based on certain types of specified indexes (which include objective financial information), and that are based on either a single notional principal amount or a notional principal amount that varies over the term of the contract in the same proportion as the notional principal amount that measures the other party’s payments. A nonperiodic payment is any payment made or received with respect to a notional principal contract that is not a periodic payment or a “termination payment”. All taxpayers, regardless of their method of accounting, must generally recognize the ratable daily portion of a periodic and a non periodic payment for the taxable year to which that portion relates.

Each Fund anticipates distributing to shareholders annually, all net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund’s other investments, and shareholders will be advised of the nature of the payments.

*	An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel/casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor’s 500 index)

A Fund is subject to a nondeductible 4% excise tax on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund’s net investment income for the calendar year plus 98% of its capital gain net income (net of foreign exchange losses) for the one-year period ending October 31, plus any undistributed net investment income from prior calendar years, minus any overdistribution from prior calendar years. For purposes of calculating the required distribution, foreign currency gains or losses occurring after October 31 are taken into account in the following calendar year. The Funds intend to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

A shareholder who redeems shares of a Fund will generally recognize capital gain or loss for federal income tax purposes measured by the difference between the value of generally the shares redeemed and the basis of such shares. If a shareholder realizes a loss on the redemption of a Fund’s shares and reinvests in shares of the Fund within 30 days before or after the redemption, the transactions may be subject to the "wash sale" rules resulting in a postponement of the recognition of such loss for federal income tax purposes.

Investment income derived from foreign securities may be subject to foreign income taxes withheld at the source. Because the amount of the Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

Shareholders who are nonresident aliens are subject to U.S. withholding tax on ordinary income dividends (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by an applicable tax treaty.

Passive Foreign Investment Companies. Each Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies (“PFICs”). In addition to bearing their proportionate share of the Fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such PFICs. Capital gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, each Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned (or deemed earned) from PFICs, regardless of whether such income and gains are distributed to shareholders.

Each Fund intends to make an election to treat PFICs as sold on the last day of the Fund’s tax year and recognize any gains for tax purposes at that time; losses will not be recognized. Such gains will be considered ordinary income which the Fund will be required to distribute even though it has not sold the security and received cash to pay such distributions.

INVESTMENT PERFORMANCE

Each Fund may quote certain total return figures from time to time. A “Total Return” on a per share basis is the amount of dividends distributed per share plus or minus the change in the net asset value per share for a period. A “Total Return Percentage” may be calculated by dividing the value of a share at the end of a period by the value of the share at the beginning of the period and subtracting one.

Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years, or the life of the Fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of a Fund’s shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in fund shares. Investment performance figures are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management and operating expenses. Although investment performance information is useful in reviewing a Fund’s performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. Of course, past performance (before and after taxes) is not indicative of future results.

Average Annual Total Return (Before Taxes). For a given period, an “Average Annual Total Return” may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.

Average Annual Total Return is computed as follows: ERV = P(1+T)n

Where:	P	=	a hypothetical initial payment of $1,000
	T	=	average annual total return
	n	=	number of years
	ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the period (or fractional portion thereof)

Investment performance figures assume reinvestment of all dividends and distributions and do not take into account any federal, state, or local income taxes which shareholders must pay on a current basis.

Average Annual Total Return (After Taxes on Distribution). A Fund’s average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or since fund inception) that would equate the initial amount invested to the after-tax ending value, according to the following formula:

P(1+T)n = ATVD

Where:	T	=	average annual total return (after taxes on distributions)
	P	=	a hypothetical initial investment of $1,000
	n	=	number of years
	ATVD	=	ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption

In calculating average annual total return (after taxes on distributions), assume the following:

(1)	All distributions by a Fund— less the taxes due on such distributions— are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

(2)	Include all recurring fees that are charged to all shareholder accounts. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund’s shares.

(3)	Calculate the taxes due on any distributions by a Fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

(4)	Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. Assume that the redemption has no tax consequences.

Average Annual Total Return (After Taxes on Distributions and Redemption). A Fund’s average annual total return (after taxes on distributions and redemption) is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or since fund inception) that would equate the initial amount invested to the after-tax ending value, according to the following formula:

P(1+T)n = ATVDR

Where:	T	=	average annual total return (after taxes on distributions and redemption)
	P	=	a hypothetical initial investment of $1,000
	N	=	number of years
	ATVDR	=	ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption

In calculating average annual total return (after taxes on distributions and redemption), assume the following:

(1)	Assume all distributions by a Fund— less the taxes due on such distributions— are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

(2)	Include all recurring fees that are charged to all shareholder accounts. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of a Fund’s shares.

(3)	Calculate the taxes due on any distributions by a Fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

(4)	Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period.

(5)	Determine the ending value by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

(a)	Calculate the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges as specified above).

(b)	A Fund should separately track the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, include the distribution net of taxes assumed paid from the distribution. Tax basis should be adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

(c)	The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption should be separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. A Fund should not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character should be determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

(d)	Calculate the capital gains taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax law should be used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses. Assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Performance Information

Based on the foregoing formulas, the average annual total returns (both before and after taxes) for each Fund for the periods ended December 31, 2001 are as follows:

Fund (Date of Inception)	One-Year	Five-Years	Ten-Years	Since Inception

Driehaus International Growth Fund*
(October 28, 1996)
Return Before Taxes	-31.33%	3.65%	11.10%	10.42%
Return After Taxes on Distributions	-31.36%	-0.22%	N/A**	N/A**
Return After Taxes on Distributions and Sale of Fund Shares	-19.08%	1.99%	N/A**	N/A**
Driehaus International Discovery Fund
(December 31, 1998)
Return Before Taxes	-14.36%	N/A	N/A	33.57%
Return After Taxes on Distributions	-14.36%	N/A	N/A	31.17%
Return After Taxes on Distributions and Sale of Fund Shares	-8.74%	N/A	N/A	27.03%
Driehaus European Opportunity Fund
(December 31, 1998)
Return Before Taxes	-21.56%	N/A	N/A	26.83%
Return After Taxes on Distributions	-21.56%	N/A	N/A	26.51%
Return After Taxes on Distributions and Sale of Fund Shares	-13.13%	N/A	N/A	22.22%
Driehaus Asia Pacific Growth Fund
(December 31, 1997)
Return Before Taxes	-19.54%	N/A	N/A	19.53%
Return After Taxes on Distributions	-20.08%	N/A	N/A	15.34%
Return After Taxes on Distributions and Sale of Fund Shares	-11.38%	N/A	N/A	14.93%
Driehaus Emerging Markets Growth Fund
(December 31, 1997)
Return Before Taxes	-1.98%	N/A	N/A	9.07%
Return After Taxes on Distributions	-2.07%	N/A	N/A	8.45%
Return After Taxes on Distributions and Sale of Fund Shares	-1.21%	N/A	N/A	7.15%

*	"Since Inception" returns are based on an inception date of July 1, 1990. The Driehaus International Growth Fund performance data includes the performance of the Driehaus International Large Cap Fund, L.P. (the "Partnership"), the Fund's predecessor, for the periods before the Fund's registration statement became effective. The Partnership, which was established on July 1, 1990, was managed following substantially the same objective, policies and philosophies as are currently followed by the Fund, successor to the Partnership's assets on October 28, 1996. The Partnership was not registered under the 1940 Act and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Partnership's performance has been restated to reflect estimated expenses of the Fund.
**	After-tax returns are not included for the periods that include the predecessor Partnership. The Partnership was not a regulated investment company and therefore did not distribute current or accumulated earnings or profits. If taxes paid on allocable gains or income were taken into account, the 10-year and since-inception after-tax returns may have been substantially lower than the pre-tax returns. The Fund's average annual total return before taxes for the period from October 28, 1996 through December 31, 2001 was 4.13%. The Fund's return after taxes on distributions for such period was .38% and its return after taxes on distributions and sale of Fund shares for such period was 2.41%.

In advertising, sales literature, and other publications, the Funds’ performance may be quoted in terms of total return and average annual total return, which may be compared with various indices and investments, other performance measures or rankings, other mutual funds, or indices or averages of other mutual funds.

Each Fund may also use hypothetical returns to be used as an example in a mix of asset allocation strategies. One such example is reflected in the chart below, which shows the effect of tax deferral on a hypothetical investment.

This chart assumes that an investor invested $2,000 a year on January 1, for any specified period, in both a Tax-Deferred Investment and a Taxable Investment, that both investments earn either 6%, 8% or 10% compounded annually, and that the investor withdrew the entire amount at the end of the period. (A tax rate of 39.6% is applied annually to the Taxable Investment and on the withdrawal of earnings on the Tax-Deferred Investment.)

TAX-DEFERRED INVESTMENT VS. TAXABLE INVESTMENT

Interest Rate	6%	8%	10%	6%	8%	10%
Compounding Years	Tax-Deferred Investment			Taxable Investment

1	$2,072	$2,097	$2,121	$2,072	$2,097	$2,121
5	11,178	11,614	12,072	11,141	11,546	11,965
10	24,798	26,820	29,098	24,453	26,165	28,006
15	41,684	47,304	54,099	40,358	44,675	49,514
20	62,943	75,543	91,947	59,362	68,109	78,351
25	90,053	115,177	150,484	82,067	97,780	117,014
30	124,992	171,554	242,340	109,197	135,346	168,852

Dollar Cost Averaging. Dollar cost averaging is an investment strategy that requires investing a fixed amount of money in Fund shares at set intervals. This allows an investor to purchase more shares when prices are low and fewer shares when prices are high. Over time, this tends to lower the average cost per share. Like any investment strategy, dollar cost averaging cannot guarantee a profit or protect against losses in a steadily declining market. Dollar cost averaging involves uninterrupted investing regardless of share price and therefore may not be appropriate for every investor.

APPENDIX — RATINGS

Ratings in General

A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weights to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings of corporate debt securities used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”).

Ratings by Moody’s

Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such bonds.

Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Ratings by S&P

AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC, and C. Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C1. This rating is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Notes:

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Foreign debt is rated on the same basis as domestic debt measuring the creditworthiness of the issuer; ratings of foreign debt do not take into account currency exchange and related uncertainties.

The “r” is attached to highlight derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

DRIEHAUS MUTUAL FUNDS
FORM N-1A
PART C: OTHER INFORMATION

ITEM 23. EXHIBITS

(a)	(i)	Declaration of Trust of Registrant./1/

	(ii)	Amendment to Declaration of Trust of Registrant./5/

(b)	(i)	Bylaws of Registrant./1/

	(ii)	Amended Bylaws of Registrant./5/

(c)	None.

(d)	(i)	Management Agreement. /2/

	(ii)	Letter Agreement./4/

	(iii)	Letter Agreement./5/

	(iv)	Letter Agreement./7/

(e)	(i)	Distribution Agreement between Registrant and Driehaus Securities Corporation dated December 31, 1998./6/

	(ii)	Amended and Restated Distribution Agreement./7/

(f)	None.

(g)	(i)	Global Custody Agreement./7/

	(ii)	Delegation Agreement./5/

(h)	(i)	Transfer Agency Agreement. /2/

	(i)(a)	Amendment to Transfer Agency Agreement.*

	(ii)	Administration Agreement. /2/

(i)	Opinion and Consent of Vedder, Price, Kaufman & Kammholz.*

(j)	Consent of independent accountants.*

(k)	Not Applicable.

(l)	Investment Letter of initial investor in Driehaus International Growth Fund. /2/

(m)	None.

(n)	Not Applicable.

(p)	(i)	Code of Ethics./8/

	(ii)	Revised Code of Ethics*

(q)	(i)	Powers of Attorney./3/

	(ii)	Powers of Attorney./7/

*	Filed herewith.

/1/ Filed as a part of Registrant’s initial registration statement filed on June 5, 1996.

/2/	Filed as a part of Registrant’s Pre-Effective Amendment No. 1 under the Securities Act of 1933 filed on October 7, 1996.

/3/	Filed as a part of Registrant’s Post-Effective Amendment No. 2 under the Securities Act of 1933 filed on October 31, 1997.

/4/	Filed as a part of Registrant’s Post-Effective Amendment No. 3 under the Securities Act of 1933 filed on December 29, 1997.

/5/	Filed as a part of Registrant’s Post-Effective Amendment No. 5 under the Securities Act of 1933 filed on December 23, 1998.

/6/	Filed as a part of Registrant’s Post-Effective Amendment No. 6 under the Securities Act of 1933 filed on April 9, 1999.

/7/	Filed as part of Registrant’s Post-Effective Amendment No. 8 under the Securities Act of 1933 filed on April 25, 2000.

/8/	Filed as part of Registrant’s Post-Effective Amendment No. 9 under the Securities Act of 1933 filed on April 24, 2001.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

      Inapplicable.

ITEM 25. INDEMNIFICATION.

      Article V of Registrant’s Declaration of Trust, filed as Exhibit (a), provides for the indemnification of Registrant’s trustees, officers, employees and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office (“Disabling Conduct”).

      Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Other Business, Profession,
Name	Position with Adviser	Vocation or Employment

Richard H. Driehaus	Chairman of Board, CEO, Director and Portfolio Manager	Chairman of Board and Director of Driehaus Securities Corporation (“DSC”); Chief Executive Officer and Portfolio Manager of Driehaus Capital Management, L.L.C. (“DCM LLC”)

William R. Andersen	Senior Vice President, Chief Investment Officer-International and Portfolio Manager	None

Mark Genovise	Vice President	None

Robert F. Moyer	President, COO	President, COO of DSC; President, DCM LLC

Diane L. Wallace	Senior Vice President-Operations	Senior Vice President- Operations of DSC and DCM LLC

Mary H. Weiss	Vice President, Secretary, General Counsel	Vice President, Secretary and General Counsel of DSC; Vice President, Secretary and Chief Legal Officer of DCM LLC

Dusko Culafic	Vice President and Treasurer	Vice President and Treasurer of DSC; Vice President, Treasurer and Chief Financial Officer of DCM LLC

Meighan Harahan	Vice President	None

Theresa Fredrick	Assistant Vice President-Operations	Assistant Vice President — Operations of DSC

Janet McWilliams	Attorney and Assistant Secretary	Assistant Secretary of DSC

ITEM 27. PRINCIPAL UNDERWRITERS.

      (a) Not applicable.

	Positions and Offices	Positions and
(b) Name	with Underwriter	Offices with Fund

Richard H. Driehaus	Chairman of Board, Director	Chairman of Board, Trustee, President

Robert F. Moyer	President	Senior Vice President, Trustee

Diane L. Wallace	Senior Vice President — Operations	Vice President and Treasurer

Mary H. Weiss	Vice President, Secretary	Vice President, Secretary

Dusko Culafic	Vice President, Treasurer	Assistant Treasurer

Jamie Mellin	Assistant Vice President	None

Theresa Fredrick	Assistant Vice President-Operations	None

Janet McWilliams	Assistant Secretary	None

The business address of all of the foregoing individuals is 25 East Erie Street, Chicago, Illinois 60611.

      (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

      All accounts, books and other documents are maintained (i) at the offices of the Registrant, (ii) at the offices of Registrant’s investment adviser, Driehaus Capital Management, Inc., 25 East Erie Street, Chicago, Illinois 60611, 676 St. Clair, Chicago, Illinois 60611, and 17 East Erie, Chicago, Illinois 60611 or (iii) at the offices of Registrant’s custodian, JP Morgan Chase Bank, One Pierrepont Plaza, Brooklyn, NY 11201, transfer agent, PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809, or administrator, PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809.

ITEM 29. MANAGEMENT SERVICES.

      Not applicable.

ITEM 30. UNDERTAKINGS.

      Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on the 25th day of April, 2002.

DRIEHAUS MUTUAL FUNDS

By: /s/ Richard H. Driehaus Richard H. Driehaus, President

     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacity indicated on the 25th day of April, 2002.

/s/ Richard H. Driehaus Richard H. Driehaus	President and Trustee (Principal Executive Officer)

Francis J. Harmon*	Trustee

/s/ Robert F. Moyer Robert F. Moyer	Trustee

A. R. Umans*	Trustee

Daniel F. Zemanek*	Trustee

/s/ Diane L. Wallace Diane L. Wallace	Treasurer (Principal Financial and Accounting Officer)

/s/ Robert F. Moyer

*	Robert F. Moyer signs this document pursuant to powers of attorney previously filed.